                          RECEIVABLES SALE AGREEMENT


                                     among


                           PORTFOLIO RECEIVABLE LLC
                                   as Seller


                           UNISOURCE WORLDWIDE, INC.
                              as Collection Agent


                 ASSET SECURITIZATION COOPERATIVE CORPORATION
                                 as Purchaser


                                      and


                      CANADIAN IMPERIAL BANK OF COMMERCE
                              as Servicing Agent


                          Dated as of October 1, 1997

                               TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
ARTICLE I. DEFINITIONS........................................................................   1

ARTICLE II. OFFERING FACILITY.................................................................  10

ARTICLE III.  WHAT IS SOLD?...................................................................  10
     Section 3.1. Determination of Ownership Interest.........................................  10
                  -----------------------------------
     Section 3.2. Frequency of Determining Ownership Interest.................................  11
                  -------------------------------------------
     Section 3.3. Maximum Ownership Interest..................................................  12
                  --------------------------

ARTICLE IV. PURCHASE PRICE....................................................................  12
     Section 4.1. Determination of Cash Component of Purchase Price...........................  12
                  -------------------------------------------------
     Section 4.2. Satisfaction of the Deferred Payment Component of the Purchase Price........  13
                  --------------------------------------------------------------------

ARTICLE V. FEES AND EXPENSES..................................................................  13
     Section 5.1. Structuring Fee.............................................................  13
                  ---------------
     Section 5.2. Settlement Date Payments....................................................  13
                  ------------------------
       Section 5.2.1. Purchase Discount.......................................................  13
                      -----------------
       Section 5.2.2. Purchase Premium........................................................  14
                      ----------------
       Section 5.2.3. Operating Expense Fee...................................................  14
                      ---------------------
       Section 5.2.4. Collection Agent Fee....................................................  14
                      --------------------
     Section 5.3. Legal Fees and Expenses.....................................................  14
                  -----------------------
     Section 5.4. Interest on Unpaid Amounts..................................................  15
                  --------------------------

ARTICLE VI. PURCHASE PROCEDURES...............................................................  15
     Section 6.1. Types of Purchases..........................................................  15
                  ------------------
     Section 6.2. Notice Requirements.........................................................  15
                  -------------------
     Section 6.3. Conditions Precedent to Initial Purchase....................................  15
                  ----------------------------------------
       Section 6.3.1. Membership in the Purchaser.............................................  16
                      ---------------------------
       Section 6.3.2. Structuring Fee.........................................................  16
                      ---------------
       Section 6.3.3. Absence of Liens........................................................  16
                      ----------------
       Section 6.3.4. Financing Statements....................................................  16
                      --------------------
       Section 6.3.5. Lock-Box Agreements.....................................................  16
                      -------------------
       Section 6.3.6. Receivables Activity Report.............................................  16
                      ---------------------------
       Section 6.3.7. Resolutions.............................................................  16
                      -----------
       Section 6.3.8. Legal Opinions..........................................................  16
                      --------------
       Section 6.3.9. Good Standing Certificates..............................................  17
                      --------------------------
       Section 6.3.10. Other Agreements.......................................................  17
                       ----------------
     Section 6.4. Condition Precedent to all Incremental Purchases............................  17
                  ------------------------------------------------
     Section 6.5. Conditions Precedent to All Purchases.......................................  17
                  -------------------------------------
       Section 6.5.1. Representations and Covenants...........................................  17
                      -----------------------------
       Section 6.5.2. Other Documents.........................................................  17
                      ---------------

                                                                                                Page
                                                                                                ----
ARTICLE VII. SETTLEMENT PROCEDURES............................................................  17
     Section 7.1. Settlement Dates............................................................  17
                  ----------------
     Section 7.2. Application of Collections..................................................  18
                  --------------------------
       Section 7.2.1. Application of Collections on Days That Are Not Settlement Dates........  18
                      ----------------------------------------------------------------
       Section 7.2.2. Application of Collections on Settlement Dates..........................  18
                      ----------------------------------------------
     Section 7.3. Adjustments due to Dilution, Etc............................................  19
                  --------------------------------
     Section 7.4. Receivables Activity Report.................................................  20
                  ---------------------------

ARTICLE VIII. SERVICING AGENT AND COLLECTION AGENT............................................  20
     Section 8.1. Appointment of Servicing Agent..............................................  20
                  ------------------------------
       Section 8.1.1. Replacement of Servicing Agent..........................................  20
                      ------------------------------
     Section 8.2. Appointment of Collection Agent.............................................  20
                  -------------------------------
       Section 8.2.1. Replacement of Collection Agent; Notification of Obligors...............  21
                      ---------------------------------------------------------

ARTICLE IX. REPRESENTATIONS AND WARRANTIES....................................................  23
     Section 9.1. Representations and Warranties of the Seller and the Collection Agent.......  23
                  ---------------------------------------------------------------------

ARTICLE X. COVENANTS..........................................................................  26
     Section 10.1. Affirmative Covenants of the Seller and the Collection Agent...............  26
                   ------------------------------------------------------------
     Section 10.2. Reporting Requirements of the Seller.......................................  27
                   ------------------------------------
     Section 10.3. Negative Covenants of the Seller and the Collection Agent..................  29
                   ---------------------------------------------------------

ARTICLE XI. INDEMNIFICATIONS; INCREASED COSTS.................................................  30
     Section 11.1. Indemnification by Seller of Purchaser, Etc................................  30
                   -------------------------------------------
     Section 11.2. Indemnification Due to Failure to Consummate Purchase......................  32
                   -----------------------------------------------------
     Section 11.3. Increased Costs under Liquidity Facilities and Credit Facilities...........  32
                   ----------------------------------------------------------------
     Section 11.4. Notices....................................................................  32
                   -------

ARTICLE XII. MISCELLANEOUS....................................................................  33
     Section 12.1. Amendments, Etc............................................................  33
                   ---------------
     Section 12.2. Notices, Etc...............................................................  33
                   ------------
     Section 12.3. Payments Net of Taxes......................................................  33
                   ---------------------
     Section 12.4. No Waiver; Remedies........................................................  33
                   -------------------
     Section 12.5. Binding Effect; Assignability..............................................  34
                   -----------------------------
     Section 12.6. Governing Law..............................................................  34
                   -------------
     Section 12.7. Construction of the Agreement..............................................  34
                   -----------------------------
     Section 12.8. No Proceedings.............................................................  34
                   --------------
     Section 12.9. Confidentiality............................................................  34
                   ---------------
     Section 12.10. Execution in Counterparts.................................................  34
                    -------------------------
     Section 12.11. Submission to Jurisdiction; Appointment of Agent to Accept Service of
                    ---------------------------------------------------------------------
                       Process................................................................  35
                       -------
     Section 12.12. Assignment of the Receivables Purchase Agreement..........................  35
                    ------------------------------------------------
     Section 12.13. Tax Matters...............................................................  35
                    -----------

    RECEIVABLES SALE AGREEMENT dated as of October 1, 1997 among PORTFOLIO RECEIVABLES LLC, a limited liability company organized under the laws of the State of Delaware (the "Seller"), UNISOURCE WORLDWIDE, INC., a corporation organized under the laws of the State of Delaware (the "Collection Agent"), ASSET SECURITIZATION COOPERATIVE CORPORATION (the "Purchaser") and CANADIAN IMPERIAL BANK OF COMMERCE, as servicing agent (the "Servicing Agent") for the Purchaser.

                                   ARTICLE I.
                                  DEFINITIONS

    "Agreement" means this Receivables Sale Agreement, as it may be amended from
     ---------
time to time.

    "Average Default Ratio" means, as of any date of determination, the average
     ---------------------
of the Default Ratios for the month most recently completed and the two months immediately preceding such month.

    "Average Maturity" means, on any day, that period (expressed in days) equal
     ----------------
to the weighted average maturity of the Receivables, as calculated by the Collection Agent and as set forth in the most recent Receivables Activity Report; provided, however, that if the Purchaser shall reasonably disagree with
        --------  -------
any such calculation, the Purchaser may recalculate the Average Maturity with respect to such day (which calculation shall be conclusive).

    "Business Day" means a day on which the Purchaser, the Servicing Agent, the
     ------------
Collection Agent and the Seller are open for business.

    "Capital Lease Obligations" of any Person means the obligations of such
     -------------------------
Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

    "Code" means the Internal Revenue Code of 1986, as amended, or any successor
     ----
statute.

    "Collection" means any amount paid by an Obligor or any other party with
     ----------
respect to a Receivable.

    "Collection Agent" means the Originator or any replacement thereof under
     ----------------
Section 8.2.1.

    "Collection Agent Fee" means the percentage used to determine the fee
     --------------------
payable by the Purchaser to the Collection Agent, as described in Section 5.2.4.

    "Consent and Acknowledgement" means the consent and acknowledgement, in
     ---------------------------
substantially the form of Exhibit H, dated as of the date hereof, by the Originator in favor of the Purchaser, the Secondary Purchaser, the Servicing Agent and the Seller.

    "Consolidated Net Worth" means, at any date, all amounts which, in
     ----------------------
conformity with GAAP, would be included under stockholders' equity on a consolidated balance sheet of the Originator and Subsidiaries at such date.

    "Consolidated Total Capitalization" means, on any date, the sum of (a)
     ---------------------------------
Consolidated Total Debt at such date and (b) the Consolidated Net Worth at such date.

    "Consolidated Total Debt" means, on any date, the aggregate principal amount
     -----------------------
of the Indebtedness of the Originator and Subsidiaries that would be reflected as liabilities on a consolidated balance sheet of the Originator and Subsidiaries as of such date prepared in accordance with GAAP.

    "Credit and Collection Policy" means those credit and collection policies
     ----------------------------
and practices of the Originator and of the Collection Agent (to the extent that the Collection Agent has its own credit and collection policies and practices) in effect on the date hereof and which have been reviewed by the Purchaser, which provide for the administration of the Receivables in a commercially reasonable manner and with the same degree of care and diligence as the Originator utilizes and applies with respect to its extensions of credit relating to receivables which are not sold to the Seller, as the same may be modified in strict compliance with Section 10.3(c) of this Agreement.

    "Credit Facilities" means each of the committed loan facilities, lines of
     -----------------
credit, letters of credit and other forms of credit enhancement available to the Purchaser to support the Purchaser's commercial paper notes and medium-term notes which are not Liquidity Facilities.

    "Default Ratio" means, as of any date of determination, a fraction,
     -------------
expressed as a percentage, the numerator of which is the aggregate outstanding balance of all Receivables that became Defaulted Receivables during the month most recently completed, and the denominator of which is the aggregate outstanding balance of all Receivables on the last Business Day of such month.

    "Defaulted Receivable" means any Receivable which:
     --------------------

     (1) has been or should have been charged-off in conformity with the Credit and Collection Policy; or

     (2) is owed by an Obligor who is in bankruptcy, reorganization, insolvency or similar proceedings.

     "Delinquency Ratio" means, as of any date of determination, a fraction,
      -----------------
expressed as a percentage, the numerator of which is the aggregate outstanding balance of all Receivables that were unpaid for more than 91 days past the dates on which they were due as of the end of the month most recently completed, and the denominator of which is the aggregate outstanding balance of all Receivables on the last Business Day of such month.

     "Dilutions" means the aggregate amount of any reductions and cancellations
      ---------
of Receivables which have been reduced or canceled, respectively, for any reason other than that (1) the Obligors have made payments thereon or (2) the Seller has charged-off such Receivables in accordance with the Credit and Collection Policy.

     "Dilution Percentage" means, as of any date of determination, a fraction,
      -------------------
expressed as a percentage, the numerator of which is the positive result of (a) the product of (1) the outstanding balance of Eligible Receivables as at the end of the month most recently completed, (2) 1.5 and (3) the greatest of the fractions determined for each month during the period of twelve (12) months preceding the date of determination obtained by dividing (A) the aggregate amount of Dilutions for each such month by (B) the outstanding balance of Receivables as at the end of such month less (b) the Standard Concentration
                                        ----
Limit, and the denominator of which is the outstanding balance of Eligible Receivables as at the end of the month most recently completed.

     "Division" means a division of the Originator approved by the Purchaser and
      --------
specified in Exhibit K; provided, that the Seller and the Purchaser may jointly
                        --------
add the name of any other division to Exhibit K or jointly delete the name of any division from Exhibit K through the delivery of an amended Exhibit K.

     "Eligible Receivable" means any Receivable:
      -------------------

     (1) which is not unpaid for more than 90 days past the date on which it was due;

     (2) which is required to be paid in full within 45 days of the billing date;

     (3)  which is payable only in U.S. dollars;

     (4)  which is not a Defaulted Receivable;

     (5)  the Obligor of which is a U.S. resident;

     (6) (i) the Obligor of which is not an affiliate of the Seller or the Originator or (ii) which is generated in an arms-length transaction between the Originator and an affiliate of the Seller or the Originator which transaction satisfies the Credit and Collection Policy;

     (7)  which is not subject to any dispute, claim, defense or offset;

     (8) which arises out of a "current transaction" as defined in Section 3(a)(3) of the Securities Act of 1933, as amended;

     (9) which is an "account" or a "general intangible" within the meaning of the Uniform Commercial Code of the State in which is located the Seller's place of business or, if the Seller has more than one place of business, its chief executive office;

     (10) which arose from a bona fide sale of merchandise or the rendering of services accepted by the Obligor of that Receivable;

     (11) in which the Purchaser shall, upon the Purchase of an Ownership Interest therein, acquire good and marketable title to the Ownership Interest therein, free and clear of all liens, security interests and encumbrances;

     (12) that is the legal, valid and binding payment obligation of the Obligor thereon;

     (13) that represents the sales price of merchandise or services, within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended;

     (14) which does not contravene any applicable law, rule or regulation in any material respect;

     (15) which is not subject to any restrictions on the transfer, assignability or sale thereof;

     (16) which satisfies the Credit and Collection Policy;

     (17) which was generated in the ordinary course of the Originator's business; and

     (18) in which good and marketable title thereto was transferred to the Seller from the Originator pursuant to the Receivables Purchase Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and the
      -----
rules and regulations thereunder, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
that is treated as a single employer with the Seller under Section 414 of the Code.

     "Financed Portion" means at any time, with respect to receivables subject
      ----------------
to a Securitization (other than the Securitization entered into by the Originator in Canada in an amount not exceeding at any time Cdn. $95,000,000 of sold receivables outstanding), an amount of such receivables equal to the aggregate amount of then outstanding debt or equity instruments or securities (other than any seller's interest retained by the Originator or a subsidiary of the Originator) issued in connection with such Securitization, in each case determined in accordance with

GAAP.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America.

     "Government Concentration Limit" means, at any time of determination, an
      ------------------------------
amount equal to the product of (i) 5% and (ii) the outstanding balance of all Receivables at such time.

     "Government Obligor" means any Obligor that is an agency, a department, an
      ------------------
instrumentality or a political subdivision of the United States or any state or local government.

     "Guarantee" of or by any Person (the "guarantor" means any obligation,
      ---------                            ---------
contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and
      ---------------
including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of ) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, that the term Guarantee shall not
                                  --------
include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof determined in good faith by the guarantor (assuming the guarantor is required to perform thereunder).

     "Historical Delinquency Ratio" means, as of any date of determination, a
      ----------------------------
percentage equal to the product of (i) 1.5 and (ii) the Peak Delinquency Ratio as of such date.

     "Incremental Purchase" means any Purchase (other than the Initial Purchase)
      --------------------
which causes the amount of the Investment to increase.

     "Indebtedness" of any Person means, without duplication, (a) all
      ------------
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Initial Purchase" means the first Purchase under this Agreement.
      ----------------

     "Investment" means the sum of:
      ----------

     (1) the aggregate amount of cash paid by the Purchaser to the Seller for the Initial Purchase and all Incremental Purchases, less the amount of
                                                              ----
          all Collections received and applied pursuant to Section 7.2.2(b)(ii)(A) and of all payments made by the Seller and applied under Sections 3.3 and 7.3; and

     (2)  any amounts owed by the Seller to the Purchaser under Article XI.

     "Investment Grade Rating" means a long-term unsecured debt rating of BBB-
      -----------------------
or higher by Standard & Poor's or Baa3 or higher by Moody's Investors Service, Inc.

     "Leverage Ratio" means, for any day, the ratio of (i) Consolidated Total
      --------------
Debt plus the Financed Portion at such day to (ii) Consolidated Total Capitalization plus the Financed Portion at such day.

     "Leverage Ratio Table" means the table set forth in Exhibit J, as such
      --------------------
table may be revised by the Purchaser through the delivery of a notice by the Purchaser to the Seller; provided, that the Purchaser shall not revise such
                         --------
table without the Seller's consent (which consent shall not be unreasonably withheld) prior to October 1, 2000.

     "Liquidity Facilities" means each of the committed loan facilities, lines
      --------------------
of credit and other financial accommodations available to the Purchaser to provide liquidity in support of the Purchaser's commercial paper notes and medium-term notes.

     "Lock-Box" means any lock-box(es) or account(s) to which the Obligors remit
      --------
Collections.

     "Lock-Box Agreement" means an agreement, in substantially the form of
      ------------------

Exhibit F, among the Originator, the Servicing Agent and a Lock-Box Bank.

     "Lock-Box Bank" means any institution at which a Lock-Box is kept.
      -------------

     "Maximum Ownership Interest" means 100%.
      --------------------------

     "Obligor" means any corporation, partnership, person or any other party
      -------
which is obligated to make payment on a Receivable.

     "Operating Expense Fee" means the percentage used to determine the amount
      ---------------------
to be distributed by the Collection Agent to the Purchaser, as described in
Section 5.2.3.

     "Originator" means Unisource Worldwide, Inc., a Delaware corporation.
      ----------

     "Ownership Interest" means, at any time, the undivided percentage ownership
      ------------------
interest of the Purchaser in the Receivables and related Collections, as described in Section 3.1(a).

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor
      ----
thereto.

     "Peak Default Ratio" means, as of any date of determination, the highest
      ------------------
Default Ratio for any of the 12 months immediately preceding such date.

     "Peak Delinquency Ratio" means, as of any date of determination, the
      ----------------------
highest Delinquency Ratio for any of the 12 months immediately preceding such date.

     "Person" means any natural person, corporation, limited liability company,
      ------
trust, joint venture, association, company, partnership, governmental authority or other entity.

     "Plan" means each employee benefit plan (as defined in Section 3(3) of
      ----
ERISA) currently sponsored, maintained or contributed to by the Seller or any ERISA Affiliate or with respect to which the Seller or any ERISA Affiliate has any liability.

     "Purchase" means any purchase by the Purchaser of an Ownership Interest
      --------
from the Seller under this Agreement, and includes the Initial Purchase, any Incremental Purchase and any Reinvestment Purchase.

     "Purchase Discount" means the percentage used to determine the amount to be
      -----------------
distributed by the Collection Agent to the Purchaser, as described in Section 5.2.1.

     "Purchase Premium" means the percentage used to determine the amount to be
      ----------------
distributed by the Collection Agent to the Purchaser, as described in

Section 5.2.2.

     "Purchaser" means Asset Securitization Cooperative Corporation and its
      ---------
successors and assigns.

     "Receivable" means the obligation of an Obligor to pay for merchandise sold
      ----------
or services rendered by a Division of the Originator, and includes the Seller's rights to payment of any interest or finance charges and in the merchandise (including returned goods) and contracts relating to such Receivable, all security interests, guaranties and property securing or supporting payment of such Receivable, all books and records relating to such Receivable, and all proceeds of the foregoing, provided, that such Receivable has been purchased by
                           --------
the Seller from the Originator pursuant to the terms and conditions of the Receivables Purchase Agreement.

     "Receivables Activity Report" means the report in the form of Exhibit G
      ---------------------------
hereto to be provided by the Collection Agent in accordance with Section 7.4 of this Agreement.

     "Reinvestment Purchase" means any Purchase made with Collections.
      ---------------------

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement
      ------------------------------
dated as of October 1, 1997 between the Seller and the Originator, as such agreement may from time to time be amended, modified or supplemented in accordance with the provisions of the Receivables Purchase Agreement.

     "Reserve" means, as of any date, an amount equal to the Investment on such
      -------
date multiplied by the greater of (a) 10.0% and (b) a fraction, the numerator of which equals the sum of the items set forth below (each expressed as a percentage), and the denominator of which equals 100% minus such sum:

     (1)  1.0%;

     (2) the product of (a) 2 and (b) the sum of (i) the Peak Delinquency Ratio as of such date and (ii) the Peak Default Ratio as of such date;

     (3)  1.0%; and

     (4) the product of (a) the sum of (i) the product of (x) the Purchase Discount as of the last day of the Settlement Period most recently completed immediately preceding such date and (y) 1.3, and (ii) .24% and (b) 96/360.

     "Sale Documents" means this Agreement, the exhibits hereto, the Receivables
      --------------
Purchase Agreement, the Consent and Acknowledgement, the Secondary Sale Agreement and all other certificates, agreements and documents executed from time to time by the Seller in connection with the transactions contemplated in this Agreement.

     "Secondary Sale Agreement" means the Receivables Sale Agreement dated as of
      ------------------------
the date hereof among the Seller, the Collection Agent, the Secondary Purchaser and the Servicing Agent, as the same may from time to time be amended, modified or supplemented and in effect.

     "Secondary Purchaser" means Canadian Imperial Bank of Commerce, and its
      -------------------
permitted successors and permitted assigns.

     "Securitization" means the transfer or pledge of assets or interests in
      --------------
assets to a trust, partnership, corporation or other entity, which transfer or pledge is funded by such entity in whole or in part by the issuance of instruments or securities that are paid principally from the cash flow derived from such assets or interest in assets.

     "Seller" means Portfolio Receivables LLC, a Delaware limited liability
      ------
company, and its successors and permitted assigns.

     "Servicing Agent" means Canadian Imperial Bank of Commerce and any
      ---------------
replacement thereof under Section 8.1.1.

     "Settlement Date" means any date, as described in Section 7.1 of this
      ---------------
Agreement, on which the Collection Agent is required to remit specified payments to the Purchaser.

     "Settlement Period" means the period from (and including) a Settlement Date
      -----------------
(or, in the case of the initial Settlement Period under this Agreement, from the date of the Initial Purchase) to (but excluding) the immediately succeeding Settlement Date.

     "Special Concentration Limit" means, at any time of determination with
      ---------------------------
respect to any Obligor listed on Exhibit A (together with its affiliates and subsidiaries), the product of the Investment at such time and the percentage indicated opposite the name of such Obligor; provided, that the Purchaser may,
                                             --------
at any time in its discretion, upon 30 days prior notice to the Seller, reduce or increase the Special Concentration Limit for any such Obligor, or add the name of any other Obligor to Exhibit A, through the delivery by the Purchaser to the Seller of an amended Exhibit A.

     "Standard Concentration Limit" means, at any time of determination with
      ----------------------------
respect to all of the Receivables owing from a single Obligor (except for an Obligor listed on Exhibit A), together with Receivables owing from its affiliates or subsidiaries, an amount equal to 1.0% of the Investment at such time; provided, that the Purchaser may, at any time in its discretion, reduce or
      ---------
increase the Standard Concentration Limit for any Obligor through the delivery of a notice by the Purchaser to the Seller.

     "Structuring Fee" shall have the meaning set forth in Section 5.1.
      ---------------

                                  ARTICLE II.
                               OFFERING FACILITY

     This Agreement creates an offering facility only and does not constitute a commitment on the part of the Seller to sell an Ownership Interest in Receivables or on the Purchaser to make any Purchases. The Seller may from time to time offer to sell an Ownership Interest in Receivables to the Purchaser and the Purchaser may make Purchases, at their sole discretion and on the terms described in this Agreement.

                                 ARTICLE III.
                                 WHAT IS SOLD?

     Section 3.1.  Determination of Ownership Interest.
                   -----------------------------------

     (a) When the Purchaser accepts an offer from the Seller to purchase an interest in Receivables, the Purchaser shall have acquired, in exchange for the purchase price paid, an undivided percentage ownership interest in the Receivables and any Collections relating to the Receivables. The undivided percentage interest of the Purchaser in the Receivables and Collections shall be referred to in this Agreement as the "Ownership Interest". The Ownership Interest on any date, except as provided in paragraphs (b) and (c) of this Section, is equal to the following fraction (expressed as a percentage):

                       I + R
                   -------------
                     ER x (1-D)

     where:

     I    =    the Investment on such date.

     R    =    the Reserve on such date.

     ER   =    the outstanding balance of all Eligible Receivables on such date, minus an amount equal to the sum of (i) the aggregate amount by which the outstanding balance of Eligible Receivables of each Obligor exceeds the Standard Concentration Limit or the Special
               Concentration Limit for such Obligor and (ii) the aggregate amount by which the outstanding balance of Eligible Receivables of all Government Obligors exceeds the Government Concentration
               Limit, less the amount specified in clause (i) hereof.

     D    =    the Dilution Percentage as of such date.

     The Ownership Interest will change from time to time, except as provided in paragraphs (b) and (c) of this Section, whenever the Investment, the Reserve, the Eligible Receivables (as so reduced in the definition of "ER" above), the Standard Concentration Limit or the Special Concentration Limit with respect to any Obligor, the Government Concentration Limit or the Dilution Percentage changes.

     (b) During any period when the Investment is being reduced, the Ownership Interest in the Receivables will remain fixed at the percentage in effect as of the date immediately preceding the commencement of that period and the Purchaser shall cease acquiring an interest in any such Receivables (or Collections thereon) arising during such period.

     (c) The Ownership Interest in the Receivables will be reduced to zero (and all Receivables and Collections owned by the Purchaser and attributable to such Ownership Interest therein as calculated immediately prior to its reduction to zero shall be applied as provided in Section 4.2) when the Purchaser receives:

     (1)  its Investment;

     (2)  the amounts payable pursuant to Section 7.2.2(b)(i); and

     (3)  all other amounts then payable to the Purchaser under this Agreement.

     When the Ownership Interest in the Receivables is reduced to zero, the Purchaser shall not be entitled to receive any additional Collections from the Receivables, as set forth in Section 4.2.

     (d) Upon the replacement of the Originator as Collection Agent in accordance with Section 8.2.1, the Purchaser and the Servicing Agent shall be entitled to (i) endorse all drafts, checks and other forms of payment on account of the Receivables and to settle, adjust and forgive any amounts payable on the Receivables and (ii) exercise all other incidences of ownership in the Receivables.

     (e) In consideration of the payment of the purchase price as described in
Section 4.1, the Seller hereby sells and assigns to the Purchaser, and the Purchaser hereby acquires from the Seller, the Ownership Interest (as same may change from time to time pursuant to the terms of this Agreement, but not in excess of 100%) (subject to Section 3.1(b) hereof).

     Section 3.2.  Frequency of Determining Ownership Interest.  The Collection
                   -------------------------------------------
Agent shall determine or be deemed to determine the Ownership Interest daily and report it to the Servicing Agent at the following times:

     (a)  on the date of an Initial Purchase;

     (b)  on each Settlement Date;

     (c)  on the date of an Incremental Purchase;

     (d) on the Business Day immediately preceding any period during which the Investment is being reduced;

     (e)  on the Business Day on which the Investment ceases being reduced; and

     (f) when the Collection Agent has reason to believe that the Maximum Ownership Interest has been exceeded.

     Section 3.3.  Maximum Ownership Interest.  If at any time the Ownership
                   --------------------------
Interest exceeds the Maximum Ownership Interest, the Purchaser shall cease making Reinvestment Purchases and the Collection Agent shall remit to the Purchaser on a daily basis its Ownership Interest in all Collections (net of amounts distributed or to be distributed pursuant to Sections 7.2.2(a) and 7.2(b)(i)) as a reduction to its Investment until the Purchaser has received an amount sufficient to reduce the Ownership Interest to below the Maximum Ownership Interest. The Seller shall remit to the Purchaser in reduction of its Investment any payments made by the Purchaser to the Seller on account of Reinvestment Purchases to the extent the Ownership Interest exceeds the Maximum Ownership Interest at the time the Seller received any such Reinvestment Purchase payments.

                                  ARTICLE IV.
                                 PURCHASE PRICE

     The purchase price payable by the Purchaser for its Ownership Interest in the Receivables and any Collections shall be comprised of a cash component and a deferred payment component. which deferred payment component shall be equal to the positive result of the aggregate outstanding balance of such Receivables less the cash component of such purchase price.

     Section 4.1.  Determination of Cash Component of Purchase Price.  When the
                   -------------------------------------------------
Purchaser accepts an offer from the Seller to make a Purchase, the Purchaser will pay the following amounts in cash to the Seller:

     (a) for Initial and Incremental Purchases, the amount specified in the notice required to be delivered by the Seller under Section 6.2(a); or

     (b) for a Reinvestment Purchase, the amount obtained by multiplying (i) the dollar amount of the Collections received on the date of such Purchase by (ii) the Ownership Interest on that date, and subtracting from such amount any amounts then payable to the Servicing Agent under Section 7.2.2(b)(i); provided,
                                                                       --------
that the payment of any amount described in (a) or (b) above would not cause (and such amount shall be reduced so as not to cause) either:

     (1) the Investment to exceed the positive result, if any, of $150,000,000 less the "Investment" of the Secondary Purchaser under the Secondary Sale Agreement at such date; or

     (2)  the Ownership Interest to exceed the Maximum Ownership Interest.

     Section 4.2.  Satisfaction of the Deferred Payment Component of the
                   -----------------------------------------------------
Purchase Price.  Upon and after the reduction of the Ownership Interest to zero
--------------
as described in Section 3.1(c), all Collections or other cash owned by the Purchaser on account of its undivided interest in the Receivables purchased hereunder (as calculated immediately prior to the reduction of the Ownership Interest to zero under Section 3.1(c)) will be transmitted in the form received by the Collection Agent (on behalf of the Purchaser) to the Seller as satisfaction of the deferred payment component of the purchase price under this
Article IV.

                                   ARTICLE V.
                               FEES AND EXPENSES

     Section 5.1.  Structuring Fee.  The Seller will pay, or cause to be paid, a
                   ---------------
structuring fee to the Purchaser on the date on which this Agreement is executed equal to $50,000, less any portion of such fee which was paid prior to such date.

     Section 5.2.  Settlement Date Payments.  On each Settlement Date, the
                   ------------------------
Collection Agent will distribute to the Purchaser from its Ownership Interest in Collections the following, in accordance with Section 7.2.2:

     Section 5.2.1.  Purchase Discount.  A Purchase Discount for each day in the
                     -----------------
Settlement Period immediately preceding such Settlement Date equal to the weighted average of the following:

     (i) the weighted average, determined on such day, of the discount rates on all commercial paper notes of the Purchaser issued at a discount outstanding on such day (other than commercial paper notes the proceeds of which are used by the Purchaser to (x) purchase receivables, or extend financing secured thereby, at a fixed interest rate or (y) conduct any arbitrage activities of the Purchaser), converted to an annual yield-equivalent rate on the basis of a 360-day year;

     (ii) the weighted average, determined on such day, of the annual interest rates payable on all interest-bearing commercial paper notes of the Purchaser outstanding on such day (other than the commercial paper notes the proceeds of which are used by the Purchaser for the purposes described in clauses (x) and (y) of paragraph (i) above), on the basis of a 360-day year; and

     (iii) the weighted average, determined on such day, of the annual interest rates applicable to any borrowings outstanding on such day under a Liquidity Facility, on the basis of a 360-day year;

provided, that to the extent that the Investment is funded by a specific
--------
issuance of commercial paper notes and/or by a specific borrowing under a Liquidity Facility, the Purchase Discount shall equal the rate or weighted average of the rates applicable to such issuance or borrowing, determined on such day on the basis of a 360 day year; provided, further, that if on any day
                                         --------  -------
during any period in which the Investment is being reduced, the sum of (A) the aggregate amount of Receivables that cease to be Eligible Receivables during such period, (B) all amounts pursuant to Section 7.2.2(b)(i) which accrued and were unpaid during such period, and (C) all other amounts payable to the Purchaser under this Agreement which accrued and were unpaid during such period is equal to or greater than 75% of the Reserve as of the last Business Day on which the Investment was not being reduced, then the Purchase Discount shall equal 2% per annum in excess of the rate of interest most recently announced by the New York Agency of the Canadian Imperial Bank of Commerce as its base rate, determined on such day on the basis of a 365 day year.

     Section 5.2.2.  Purchase Premium.  A Purchase Premium equal to .18% per
                     ----------------
annum.

     Section 5.2.3.  Operating Expense Fee.  An Operating Expense Fee to cover
                     ---------------------
routine operating expenses of the Purchaser incurred during the immediately preceding Settlement Period, including fees and commissions payable to commercial paper dealers, issuing and paying agents, rating agencies, printers and auditors. The Operating Expense Fee shall equal .06% per annum. If the amount of any Operating Expense Fee paid for any Settlement Period exceeds the actual amount of the operating costs and expenses of the Purchaser incurred during such period, then the Purchaser will periodically remit the excess to the Collection Agent to be applied with other Collections on the Receivables as provided hereunder.

     Section 5.2.4.  Collection Agent Fee.  A Collection Agent Fee equal to 1.0%
                     --------------------
per annum, which fee shall be remitted by the Purchaser to the Collection Agent. If the Originator is acting as the Collection Agent, then the Collection Agent shall retain an amount equal to the Collection Agent Fee (in full satisfaction of the payment of such fee to the Collection Agent) out of amounts required to be remitted by the Collection Agent in accordance with Section 7.2.2(b)(i).

     Section 5.3.    Legal Fees and Expenses.  In addition to all other amounts
                     -----------------------
payable by the Seller under this Agreement and without duplication of amounts payable under Section 5,2 of the Secondary Sale Agreement, the Seller and the Originator jointly and severally agree to pay, by no later than 30 days after presentation of a bill, the reasonable fees and expenses of counsel for the Purchaser in connection with the negotiation, preparation, execution, amendment and enforcement of the Sale Documents and advice with respect to the Purchaser's rights and remedies thereunder.

     Section 5.4.  Interest on Unpaid Amounts.  To the extent that the Seller or
                   --------------------------
Collection Agent fails to pay when due to the Purchaser or the Servicing Agent any fee, expense or other amount payable hereunder or under any Sale Document, interest shall be due and payable on such unpaid amount, for each day until paid in full, at the rate of 2% per annum in excess of the rate of interest per annum published on such day (or, if not then published, on the most recently preceding day) in The Wall Street Journal as the "Prime Rate." Changes in the rate payable hereunder shall be effective on each date on which a change in the "Prime Rate" is published.

                                  ARTICLE VI.
                              PURCHASE PROCEDURES

     Section 6.1.  Types of Purchases.  The three types of Purchases which can
                   ------------------
be made under this Agreement are an Initial Purchase, an Incremental Purchase and a Reinvestment Purchase. The first Purchase made by the Purchaser under this Agreement is the Initial Purchase. Any Purchase (other than the Initial Purchase) made by the Purchaser which causes the amount of the Investment to increase is an Incremental Purchase. The amount of each Incremental Purchase shall be $5,000,000 or greater. Any Purchase made by the Purchaser with Collections is a Reinvestment Purchase.

     Section 6.2.  Notice Requirements.
                   -------------------

     (a) In the case of the Initial Purchase or an Incremental Purchase, the Seller will give the Purchaser three Business Days' written notice of its offer to sell an Ownership Interest in Receivables to the Purchaser. The notice will be in the form of Exhibit B, and will include the amount of the new Investment requested and the Business Day on which the Purchase will be made. The Purchaser will notify the Seller within one Business Day after the receipt of such notice from the Seller whether it intends to accept or reject the offer.

     (b) Either the Purchaser or the Seller may elect not to make Reinvestment Purchases by notifying the other party to such effect. Such notice shall be given by no later than 1:00 P.M., New York time, on the third Business Day preceding the date on which the Reinvestment Purchase was contemplated to be made. The notice will be in the form of Exhibit C, and will specify (i) the date on which Reinvestment Purchases shall cease and (ii) the amount to which the Investment shall be reduced before Reinvestment Purchases will recommence.

     Section 6.3.  Conditions Precedent to Initial Purchase.  The following
                   ----------------------------------------
conditions must be satisfied before the Purchaser will consider making the Initial

Purchase:

     Section 6.3.1.  Membership in the Purchaser.  The Originator will have
                     ---------------------------
joined the Purchaser as a member by delivering to the Purchaser an executed Membership Agreement in the form of Exhibit D, together with the sum of $10,000 as an investment in the Purchaser. Such investment will be refunded by the Purchaser to the Seller when the Ownership Interest is reduced to zero and no further Purchases are to be made.

     Section 6.3.2.  Structuring Fee.  The Purchaser will have received the
                     ---------------
Structuring Fee.

     Section 6.3.3.  Absence of Liens.  The Servicing Agent will have received
                     ----------------
evidence acceptable to it (including Uniform Commercial Code search reports) that all Receivables and all proceeds thereof are free and clear of liens, security interests, claims and encumbrances.

     Section 6.3.4.  Financing Statements.  The Servicing Agent will have
                     --------------------
received acknowledgment copies of UCC-1 financing statements, and all other documents reasonably requested by the Servicing Agent, to evidence (i) the perfection of the Purchaser's Ownership Interest in the Receivables and (ii) the perfection of the transfer of the Receivables purchased by the Seller from the Originator pursuant to the Receivables Purchase Agreement.

     Section 6.3.5.  Lock-Box Agreements.  The Servicing Agent will have
                     -------------------
received original Lock-Box Agreements executed by the Originator, the Servicing Agent and each of the Lock-Box Banks.

     Section 6.3.6.  Receivables Activity Report.  The Servicing Agent will have
                     ---------------------------
received a Receivables Activity Report in the form of Exhibit G covering the calendar month ending most recently prior to the date on which this Agreement is executed.

     Section 6.3.7.  Resolutions.  The Servicing Agent will have received a
                     -----------
certificate of each of the Originator's and the Seller's secretary or assistant secretary attesting to:

     (a) the resolutions of its Board of Directors authorizing the execution by it of the Sale Documents to which it is a party;

     (b) the names and signatures of its officers authorized to execute the Sale Documents to be executed by it; and

     (c) the completeness and correctness of its attached articles of incorporation (certified by the appropriate Secretary of State) and by-laws.

     Section 6.3.8.  Legal Opinions.  The Servicing Agent will have received
                     --------------
opinions from the Seller's and the Originator's counsel covering such matters as the Servicing Agent or the Purchaser may reasonably request with respect to the Seller, the Originator and the transactions contemplated hereby and by the Receivables Purchase Agreement.

     Section 6.3.9.  Good Standing Certificates.  The Servicing Agent will have
                     --------------------------
received certificates of recent date issued by the Secretary of State of the States of organization of the Seller and the Originator as to the legal existence and good standing of the Seller and the Originator, respectively.

     Section 6.3.10. Other Agreements.  The Servicing Agent will have received
                     ----------------
duly executed copies of the Consent and Acknowledgement and the Receivables Purchase Agreement, each of which agreements shall be in form and substance satisfactory to the Purchaser and the Servicing Agent and in full force and effect.

     Section 6.4.    Condition Precedent to all Incremental Purchases.  Before
                     ------------------------------------------------
the Purchaser will consider making an Incremental Purchase, the Servicing Agent will have received a Receivables Activity Report in the form of Exhibit G covering the period from the date on which the last such report was delivered under Section 7.4 to the day which is not earlier than the fifteenth day preceding the date of such Incremental Purchase.

     Section 6.5.    Conditions Precedent to All Purchases.  The following
                     -------------------------------------
conditions must be satisfied before the Purchaser will consider making any
Purchase:

     Section 6.5.1.  Representations and Covenants.  On and as of the date of
                     -----------------------------
such Purchase (i) the representations of the Seller in Article IX shall be true and correct with the same effect as if made on such date, (ii) the Seller shall be in compliance with the covenants set forth in this Agreement, (iii) the representations of the Originator in the Consent and Acknowledgement shall be true and correct with the same effect as if made on such date and (iv) the Originator shall be in compliance with the covenants set forth in the Consent and Acknowledgement.

     Section 6.5.2.  Other Documents.  The Servicing Agent and the Purchaser
                     ---------------
will have received all other documents that either of them had reasonably requested from the Seller.

                                  ARTICLE VII.
                             SETTLEMENT PROCEDURES

     Section 7.1.    Settlement Dates.  Each of the following shall constitute a
                     ----------------
Settlement Date:

     (a)  the first Business Day of each month;

     (b) if (i) the Purchaser determines, in its sole discretion, that an event described in Section 8.2.1(a) is likely to occur, (ii) an event described in Section 8.2.1(a) has occurred or (iii) the Purchaser's commercial paper program is being liquidated, each day designated as a Settlement Date by the Purchaser;

     (c) each Business Day on which the Purchaser's Investment is reduced in accordance with Section 6.2(b); and

     (d) any date on which a reduction in the Investment is required to prevent the Ownership Interest from exceeding the Maximum Ownership Interest.

     Section 7.2.    Application of Collections.  The Collection Agent will
                     --------------------------
apply the Collections from Receivables in which the Purchaser has acquired an Ownership Interest in the manner provided in Sections 7.2.1 and 7.2.2, as applicable; provided, that, notwithstanding anything contained herein to the
            --------
contrary, unless an event described in Section 8.2.1(a) has occurred, such Collections may, if the Originator is the Collection Agent, be commingled with the Originator's other funds prior to their payment to the Purchaser or the Servicing Agent. All other Collections shall be remitted to the Seller.

     Section 7.2.1.  Application of Collections on Days That Are Not Settlement
                     ----------------------------------------------------------
Dates.  The Collection Agent will, on any Business Day (other than a Settlement
-----
Date), from Collections received on such day:

     (a) first, pay to the Seller for its share of ownership in the Collections an amount equal to the product of (i) 100% minus the Ownership Interest and (ii) total Collections; and

               (i) second, pay to the Seller for a Reinvestment Purchase an amount equal to the product of (i) the Ownership Interest and (ii) total Collections less the amounts described in
                                                ----
                     Section 7.2.2(b)(i).

     Section 7.2.2.  Application of Collections on Settlement Dates.  The
                     ----------------------------------------------
Collection Agent will, by 3:00 P.M. (New York time) on each Settlement Date:

     (a) first, pay to the Seller for its share of ownership in the Collections an amount equal to the product of (i) 100% minus the Ownership Interest and (ii) total Collections; and

     (b) second, from the Purchaser's Ownership Interest in the Collections, pay:

               (i)   first, to the Servicing Agent for the account of the

                    Purchaser an amount, as set forth in a bill sent to the Seller and the Collection Agent on the Business Day immediately preceding such Settlement Date, equal to the following amounts determined for each day in the Settlement Period immediately preceding such Settlement Date:

                            (PD + PP + OEF + CAF) x  I
                            --------------------------
                                     360
                    where

                    PD    =     Purchase Discount

                    PP    =     Purchase Premium

                    OEF   =     Operating Expense Fee

                    CAF   =     Collection Agent Fee

                    I     =     Investment for such day

               (ii) second,

                    (A) if Reinvestment Purchases have been suspended, then all remaining Collections will be paid to the Purchaser as a return of its Investment; or


                    (B) if Reinvestment Purchases have not been suspended, then all remaining Collections shall be paid to the Seller for a Reinvestment Purchase.

     Section 7.3.  Adjustments due to Dilution, Etc.
                   ---------------------------------

     (a) If (i) the representation and warranty contained in Section 9.1(f) or 9.1(n) is no longer true with respect to a Receivable in which the Purchaser has an Ownership Interest or (ii) the Seller, the Collection Agent or the Originator reduces or cancels the outstanding balance of a Receivable in which the Purchaser has an Ownership Interest as a result of defective, rejected or returned merchandise or services or in connection with a claim, dispute or offset asserted against such Receivable by an Obligor, or otherwise amends, modifies or waives any term or condition of such Receivable, the Seller shall either:

     (A) pay cash to the Collection Agent on behalf of the Purchaser in an amount equal to (x) the face amount of the affected Receivable, in the case of clause (i) above, or (y) the amount of the reduction or cancellation of the outstanding balance of such affected Receivable, in the case of clause (ii) above, in all cases to be applied in accordance with Section 7.2; or

     (B) adjust the Ownership Interest in effect on such date by decreasing "ER" in the denominator of the fraction described in Section 3.1(a) by
          (x) the face amount of the affected Receivable, in the case of clause
          (i) above, or (y) the amount of the reduction or cancellation of the outstanding balance of such affected Receivable, in the case of clause
          (ii) above, in all cases so long as the Ownership Interest would not, as a result, exceed the Maximum Ownership Interest.

     (b)  The Collection Agent shall immediately notify the Purchaser if clause
(i) or (ii) of subsection (a) above is applicable to a material amount of Receivables in which the Purchaser has an Ownership Interest.

     Section 7.4.    Receivables Activity Report.  The Collection Agent will
                     ---------------------------
provide the Purchaser with a Receivables Activity Report no later than 15 days following each Settlement Date. The Receivables Activity Report will be in the form of Exhibit G and will cover the most recently completed Settlement Period.

                                 ARTICLE VIII.
                      SERVICING AGENT AND COLLECTION AGENT

     Section 8.1.    Appointment of Servicing Agent.  The Purchaser has
                     ------------------------------
appointed Canadian Imperial Bank of Commerce as its Servicing Agent. The Servicing Agent is responsible for administering and enforcing this Agreement and fulfilling all other duties expressly assigned to it in this Agreement. The Purchaser has granted the Servicing Agent the authority to take all actions necessary to assure the Seller's compliance with the terms of this Agreement and to take all actions required or permitted to be performed by the Purchaser under this Agreement.

     Section 8.1.1.  Replacement of Servicing Agent.  The Purchaser may, at any
                     ------------------------------
time in its discretion, remove a Servicing Agent and appoint a new Servicing Agent, which shall have the duties described in Section 8.1. The Purchaser shall notify the Collection Agent and the Seller as promptly as practicable following the appointment of a new Servicing Agent.

     Section 8.2.    Appointment of Collection Agent.
                     -------------------------------

     (a) The Purchaser appoints the Originator as its Collection Agent and the Collection Agent accepts such appointment. The Collection Agent shall be responsible for collecting the Receivables, tracking, holding and remitting the Collections and fulfilling all other duties expressly assigned to it in this Agreement.

     (b) The Collection Agent shall, on each day on which Collections are received by it, set aside and hold in trust for the Purchaser its share of such Collections; provided, however, that prior to the occurrence of an event
             --------  -------
described in Section 8.2.1(a), if the Originator is the Collection Agent, the Collection Agent shall not be required to segregate the funds constituting the Purchaser's share of such Collections from the general funds of the Collection Agent prior to the remittance thereof in accordance with Section 7.2.2.

     (c) The Purchaser grants the Collection Agent the authority necessary to carry out its duties under this Agreement for so long as it is acting as Collection Agent.

     (d) The Purchaser grants to the Collection Agent, for so long as it is acting in that capacity, an irrevocable power of attorney to endorse all drafts, checks and other forms of payment made out in the Seller's name and to settle, adjust and forgive any Receivable, subject to the provisions of Section 10.3(b) hereof. Upon any replacement of the Collection Agent, such power of attorney in favor of the replaced Collection Agent will terminate and have no further force or effect.

     (e) The Collection Agent shall exercise reasonable care in the performance of its duties under this Agreement and shall use the same degree of care and skill which it applies to its own property.

     Section 8.2.1.  Replacement of Collection Agent; Notification of Obligors.
                     ---------------------------------------------------------

     (a) Upon three Business Days' notice following the occurrence of any of the following events, the Purchaser may remove the Originator as its Collection Agent, appoint a new Collection Agent, take control of the Lock-Boxes (by delivering to the Lock-Box Banks notice in substantially the form of Exhibit E), notify Obligors of its Ownership Interest in the Receivables and exercise all other incidences of ownership in the Receivables:

     (i) the Originator's long-term unsecured debt rating from any rating agency falls below Investment Grade Rating; provided, however, that
                                                        --------  -------
            if the Originator's long-term unsecured debt is not rated by any rating agency, the Originator's long-term unsecured debt rating shall be deemed to be the long-term unsecured debt rating in the Leverage Ratio Table, determined by reference to the Leverage Ratio as of the last Business Day of the month most recently completed; provided, further, that if the Originator's long-term unsecured debt
            --------  -------
            is not rated by any rating agency and if there has been a material adverse change in the financial condition or results of the operations of the Originator and its subsidiaries after June 30, 1997, the Originator's long-term unsecured debt rating shall be determined by the Servicing Agent, in its sole discretion;

     (ii) the Collection Agent (if it is the Originator or an affiliate thereof) shall fail to make any payment required to be made pursuant to this Agreement within 5 days after such payment becomes due in accordance with the terms hereof;

     (iii) the Seller shall breach any representation or warranty, or fail to perform or observe any term, covenant or agreement applicable to it which is contained in this Agreement;

     (iv) the Collection Agent (if it is the Originator or an affiliate thereof) shall breach any representation or warranty, or fail to perform or observe any term, covenant or agreement applicable to it which is contained in this Agreement, which breach or failure is not cured within 10 days after the occurrence thereof;

     (v) the Seller, the Originator or the Collection Agent (if it is the Originator or an affiliate thereof) shall fail to pay when due any amount in respect of any debt or obligation and such failure shall continue after any applicable grace period, or any other event shall occur or condition shall exist in respect of such debt or obligation and shall continue after any applicable grace period, the effect of which is to cause such debt or obligation to become due and payable prior to the stated maturity thereof; provided, that, with respect
                                                  --------
            to the Originator (whether as Collection Agent or otherwise) the amount of such debt or obligation is at least $20,000,000;

     (vi) the Seller, the Originator or the Collection Agent (if it is the Originator or an affiliate thereof) is in bankruptcy, reorganization, insolvency or similar proceedings; provided, that in
                                                               --------
            the case of any involuntary proceeding, such proceeding remains undismissed, undischarged or unstayed for a period of 60 days;

     (vii) the Originator shall not own, directly or indirectly, 100% of the then outstanding voting securities of the Seller;

     (viii) on any Settlement Date the Delinquency Ratio shall be greater than the Historical Delinquency Ratio;

     (ix) on any Settlement Date, the Average Default Ratio as at the end of the month most recently preceding such Settlement Date exceeds .40%;

     (x)    on any Settlement Date the Average Maturity shall exceed 50 days;

     (xi) on any Settlement Date, the fraction obtained by dividing (A) the aggregate amount of Dilutions for the month immediately preceding such Settlement Date by (B) the outstanding balance of Receivables as at the end of such month exceeds the product of 1.375 and the greatest of the fractions determined for each month during the period of twelve (12) months preceding such Settlement Date obtained by dividing (A) the aggregate amount of Dilutions for each such month by (B) the outstanding balance of Receivables as at the end of each such month; or

     (xii) the occurrence of a "Termination Event" under the Receivables Purchase Agreement.

     (b) The Purchaser shall have the right to remove any successor Collection Agent and to take the other actions described in (a) above at any time in its sole discretion.

     (c) If the Originator is removed as Collection Agent, the Seller shall transfer to the Purchaser or any successor servicer designated by the Purchaser all records, correspondence and documents (including computer software) requested by the Purchaser or such successor and to permit such persons to have access to, and to copy, all software used by the Originator in the collection, administration or monitoring of the Receivables. If such records, correspondence and documents are transferred to the Purchaser or a successor servicer, the Purchaser shall, and shall cause such successor servicer to, permit the Originator to have access to, and, at the Originator's expense, to copy all such records, correspondence and documents, in all cases upon reasonable notice and during normal business hours.

     (d) Notwithstanding anything contained in this Agreement to the contrary, the Purchaser shall not take any of the actions permitted to be taken by it in accordance with subsection (a) above following the notice period provided therein if, prior to the expiration of such period, the Ownership Interest is reduced to zero in accordance with Section 3.1(c).

                                  ARTICLE IX.
                         REPRESENTATIONS AND WARRANTIES

     Section 9.1.  Representations and Warranties of the Seller and the
                   ----------------------------------------------------
Collection Agent.  Each of the Seller and the Collection Agent makes, with
----------------
respect to itself, the following representations and warranties to the
Purchaser:

     (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified could materially adversely affect its ability to perform its obligations hereunder.

     (b) The execution, delivery and performance by the Seller and the Collection Agent of the Sale Documents, and the Seller's use of the proceeds of the Purchases, are within the Seller's and the Collection Agent's respective corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's or the Collection Agent's respective charters or by-laws or (ii) any law or any material contractual restriction binding on or affecting the Seller or the Collection Agent, and do not result in or require the creation of any lien (other than pursuant hereto and pursuant to the Secondary Sale Agreement) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller or the Collection Agent of the Sale Documents, or for the perfection of or the exercise by the Purchaser of its rights and remedies under the Sale Documents, except for the filing of the financing statements referred to in Section 6.3.4.

     (d) The Sale Documents, when executed and delivered by the Seller and the Collection Agent, will be the legal, valid and binding obligation of the Seller and the Collection Agent, respectively, enforceable in accordance with their terms.

     (e) There is no pending or threatened action or proceeding affecting the Seller or the Collection Agent or any of their respective subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the Seller's or the Collection Agent's (i) financial condition or operations or (ii) ability to perform their respective obligations under the Sale Documents, or which could affect the legality, validity or enforceability of any Sale Document or of the Ownership Interest or the interest of the Seller in the Receivables purchased from the Originator under the Receivables Purchase Agreement.

     (f) The Seller is the legal and beneficial owner of the Receivables free and clear of any lien, security interest, claim or encumbrance, except as created by this Agreement and the Secondary Sale Agreement; upon each Purchase, the Purchaser will acquire, to the extent of the Ownership Interest, a valid and perfected first priority ownership interest in the Receivables then existing or thereafter arising and in the Collections with respect thereto, free and clear of any lien, security interest, claim or encumbrance, except as created by this Agreement and the Secondary Sale Agreement.

     (g) The information provided by the Seller to the Collection Agent for use in each Receivables Activity Report prepared under Section 7.4 and all information and Sale Documents furnished or to be furnished at any time by the Seller to the Servicing Agent in connection with this Agreement is or will be accurate in all material respects as of its date.

     (h) Each Receivables Activity Report prepared by the Collection Agent under
Section 7.4 will be accurate in all material respects as of its date.

     (i) The chief place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Receivables are located at the address specified below its signature to this Agreement or at such other address or office permitted under Section 10.1(f).

     (j) The names and addresses of the Lock-Box Banks, together with the account numbers of the Lock-Boxes are specified in Exhibit I hereto (or at such other Lock-Box Banks and/or with such other Lock-Boxes as have been notified to the Servicing Agent).

     (k) The balance sheets of the Originator and its subsidiaries as at June 30, 1997, and the related statements of income and cash flows of the Originator and its subsidiaries for the nine months then ended, copies of which have been furnished to the Servicing Agent, fairly present the financial condition of the Originator and its subsidiaries as at such date and the results of the operations of the Originator and its subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and since June 30, 1997, there has been no material adverse change in such condition or operations.

     (l) The Seller and the Originator are treating the conveyance of the Ownership Interest in the Receivables and the Collections under this Agreement and each sale of a Receivable under the Receivables Purchase Agreement, respectively, as a sale for purposes of GAAP.

     (m) Each Plan is in compliance with all of the applicable material provisions of ERISA and each Plan intended to be qualified under Section 401(a) of the Code is so qualified. No Plan has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived. Neither the Seller nor any ERISA Affiliate (i) has incurred or expects to incur any liability under Title IV of ERISA, with respect to any Plan, which could give rise to a lien in favor of the PBGC, other than liability for the payment of premiums, all of which have been timely paid when due in accordance with Section 4007 of ERISA, (ii) has incurred or expects to incur any withdrawal liability, within the meaning of Section 4201 of ERISA,
(iii) is subject to any lien under Section 412(n) of the Code or Sections 302(f) or 4068 of ERISA or arising out of any action brought under Sections 4070 or 4301 of ERISA, or (iv) is required to provide security to a Plan under Section 401(a)(29) of the Code. The PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee or administrator of any such Plan and no circumstances exist that constitute grounds under Section 4042 of ERISA to commence any such proceedings.

     (n) Prior to a transfer pursuant to the Receivables Purchase Agreement, the Originator shall be the legal and beneficial owner of the Receivables sold to the Seller pursuant to the Receivables Purchase Agreement free and clear of any lien, security interest, claim or encumbrance. The Receivables Purchase Agreement is effective to, and shall, transfer to the Seller (and the Seller shall acquire) from the Originator all right, title and interest of the Originator in each such Receivable and Collections with respect thereto free and clear of any lien, security interest, claim or encumbrance.

     (o) With respect to each Receivable sold by the Originator to the Seller, the Seller shall have paid or promised to pay to the Originator at the time of such sale a price which is at a commercially reasonable discount from the face amount thereof.

     (p) Since June 30, 1997, there have been no changes to the Credit and Collection Policy which could materially adversely affect the collectibility of any Receivable.

                                   ARTICLE X.
                                   COVENANTS

     Section 10.1.  Affirmative Covenants of the Seller and the Collection
                    ------------------------------------------------------
Agent. Until the Ownership Interest is reduced to zero in accordance with
-----
Section 3.1(c) and no further Purchases are to be made, each of the Seller and the Collection Agent (with respect to itself) will, unless the Purchaser has otherwise consented in writing:

     (a) Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables in which the Purchaser has an Ownership Interest and Collections with respect thereto.

     (b) Maintain its corporate existence in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified could materially adversely affect its ability to perform its obligations hereunder.

     (c) At any reasonable time and at the Seller's expense, permit the Purchaser or its agents or representatives to visit and inspect any of its properties, to examine its books of account and other records and files relating to Receivables in which the Purchaser has an Ownership Interest (including, without limitation, computer tapes and disks) and to discuss its affairs, business, finances and accounts with its officers and employee; provided, that
                                                                --------
unless the Servicing Agent determines, in its sole discretion, that there has been a significant deterioration in the performance of such Receivables or an event described in Section 8.2.1(a) has occurred, the Purchaser and its agents and representatives shall not be permitted to make such visit and inspection more frequently than once in any calendar year.

     (d) Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in which the Purchaser has an Ownership Interest in the event of the destruction of the originals thereof), and keep and maintain all records and other information, reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of such Receivables and all Collections of and adjustments to such Receivables).

     (e) At its expense timely and fully perform and comply with all material provisions and covenants required to be observed by the Seller under the contracts related to the Receivables in which the Purchaser has an Ownership Interest.

     (f) Keep (i) the Seller's place of business or chief executive office (if the Seller has more than one place of business) at the address of the Seller listed on the signature page hereto and (ii) the regional offices where it keeps its accounting records concerning the Receivables in which the Purchaser has an Ownership Interest at the addresses set forth on Exhibit L, or, in either case, upon 30 days' prior written notice to the Purchaser, at any other location in a jurisdiction where all UCC financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Purchaser or the Servicing Agent may reasonably request, to perfect, protect or evidence the Purchaser's Ownership Interest have been filed.

     (g) Comply in all material respects with the Credit and Collection Policy in regard to each Receivable in which the Purchaser has an Ownership Interest and any contract related to such Receivable.

     (h) Instruct all Obligors with respect to Receivables in which the Purchaser has an Ownership Interest to cause all Collections to be deposited directly into a Lock-Box.

     (i) File and maintain in effect all filings, and take all such other actions, as may be necessary to protect the validity and perfection of the Ownership Interest and the Seller's interest in the Receivables purchased from the Originator pursuant to the Receivables Purchase Agreement.

     (j) Cause each Plan to comply with all applicable provisions of ERISA.

     (k) Treat the conveyance of the Ownership Interest in the Receivables and the Collections under this Agreement as a sale for purposes of GAAP.

     (l) With respect to any Receivable sold by the Originator to the Seller, pay to the Originator a price which is at a commercially reasonable discount from the face amount thereof in consideration of the transfer of such Receivable.

     (m) If the Originator is not the Collection Agent, upon notification from the Servicing Agent, acting at the instruction of the Purchaser, request the Originator to hold in trust and promptly turn over to the Collection Agent any Collections received by the Originator on the Seller's behalf.

     Section 10.2.  Reporting Requirements of the Seller.  Until the Ownership
                    ------------------------------------
Interest is reduced to zero in accordance with Section 3.1(c) and no further Purchases are to be made, the Seller will, unless the Purchaser shall otherwise consent in writing, furnish to the Purchaser (or, in the case of (g) below, assist the Collection Agent in furnishing to the Purchaser):

     (a) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Originator, balance sheets of the Originator and its subsidiaries as of the end of such quarter and statements of income and cash flows of the Originator and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Originator;

     (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Originator, a copy of the annual report for such year for the Originator and its subsidiaries, containing audited financial statements for such year certified in a manner acceptable to the Purchaser by Ernst Young LLP, or another nationally recognized independent public accounting firm;

     (c) promptly after the sending or filing thereof, copies of all reports which the Originator sends to the holders of any of its securities or its creditors, and copies of all reports and registration statements which the Originator or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

     (d) (i) promptly and in any event within 30 Business Days after the Seller or any ERISA Affiliate knows or has reason to know that a "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any Plan, a statement of the chief financial officer of the Seller setting forth details as to such reportable event and the action that the Seller or an ERISA Affiliate proposes to take with respect thereto, together with a copy of the notice of such reportable event, if any, given to the PBGC, the Internal Revenue Service or the Department of Labor; (ii) promptly and in any event within 10 Business Days after receipt thereof, a copy of any notice the Seller or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan; (iii) promptly and in any event within 10 Business Days after a filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of the chief financial officer of the Seller setting forth details as to such failure and the action that the Seller or an ERISA Affiliate proposes to take with respect thereto, together with a copy of such notice given to the PBGC; and (iv) promptly and in any event within 30 Business Days after receipt thereof by the Seller or any ERISA Affiliate from the sponsor of a multiemployer plan (as defined in Section 3(37) of ERISA), a copy of each notice received by the Seller or any ERISA Affiliate concerning the imposition of withdrawal liability or a determination that a multiemployer plan is, or is expected to be, terminated or reorganized,

     (e) written notice of the occurrence of (i) any event described in Section 8.2.1(a), (ii) any material change in the Credit and Collection Policy or (iii) any action, proceeding or judgment affecting the Seller or the Originator which could materially adversely affect the Seller's or the Originator's (x) financial condition or operations or (y) ability to perform their respective obligations under the Sale Documents, or which could affect the legality, validity or enforceability of any Sale Document or of the Ownership Interest or the interest of the Seller in the Receivables purchased from the Originator under the Receivables Purchase Agreement.

     (f) such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Seller or any of its subsidiaries as the Purchaser or the Servicing Agent may from time to time reasonably request; and

     (g) the Receivables Activity Report as required under Section 7.4.

     Section 10.3.  Negative Covenants of the Seller and the Collection Agent.
                    ---------------------------------------------------------
Until the Ownership Interest is reduced to zero in accordance with Section 3.1(c) and no further Purchases are to be made, neither the Seller nor the Collection Agent will, unless the Purchaser has otherwise consented in writing:

     (a) Except as provided herein and in the Secondary Sale Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any security interest, lien or encumbrance upon or with respect to, Receivables in which the Purchaser has an Ownership Interest, Collections with respect thereto, any Lock-Box or proceeds of its inventory or assign any right to receive income in respect thereof.

     (b) Amend or otherwise modify, or permit the Originator to amend or otherwise modify, the terms of any Receivable in which the Purchaser has an Ownership Interest, or amend, modify or waive, or permit the Originator to amend, modify or waive, any term or condition of any contract related thereto, unless such amendment, modification or waiver is in accordance with the Credit and Collection Policy, arises from a billing error with respect to such Receivable, is with respect to interest and finance charges accrued on such Receivable or is deemed necessary, in the Seller's or the Originator's reasonable judgment, to facilitate the collectibility of a Defaulted Receivable.

     (c) Make any change, or permit the Originator to make any change, in the character of its business or in the Credit and Collection Policy which would, in either case, be reasonably likely to impair the collectibility of any Receivable in which the Purchaser has an Ownership Interest.

     (d) Permit the Originator to add or terminate any bank as a Lock-Box Bank from those listed on Exhibit I hereto, or make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be made to any Lock-Box Bank, unless the Purchaser shall have received notice of such addition, termination or change and, with respect to the addition of any Lock-Box Bank, a Lock-Box Agreement executed by the Originator, the Servicing Agent and such Lock-Box Bank shall have been delivered to the Servicing Agent.

     (e) Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box cash or cash proceeds other than Collections.

     (f) (i) Permit any accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code) to exist with respect to any Plan, whether or not waived, (ii) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Code with respect to any Plan on or before the due date for such installment or other payment, (iii) terminate, or permit any ERISA Affiliate to terminate, any Plan which would result in any liability of the Seller or any ERISA Affiliate under Title IV of ERISA, (iv) take any action or fail to take any action, or permit any ERISA Affiliate to take any action or fail to take any action, with respect to any multiemployer plan (as defined in Section 3(37) of ERISA) that will result in withdrawal liability of the Seller or any ERISA Affiliate, or (v) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in liabilities such that the Seller or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code.

     (g) Amend, modify or waive, or permit the Originator to amend, modify or waive, any term or condition of the Receivables Purchase Agreement which would, in either case, be reasonable likely to impair the collectibility of any Receivable in which the Purchaser has an Ownership Interest unless the Purchaser and the Servicing Agent shall have received written notice thereof at least ten Business Days prior thereto.

                                  ARTICLE XI.
                       INDEMNIFICATIONS; INCREASED COSTS

     Section 11.1.  Indemnification by Seller of Purchaser, Etc.  Without
                    -------------------------------------------
limiting any other rights which the Purchaser, the Servicing Agent and their respective officers, directors, employees, agents and affiliates may have hereunder or under applicable law, the Seller hereby agrees to indemnify such parties and holds them harmless from and against any and all damages, losses, claims, liabilities and related costs and expenses (including attorneys' fees and disbursements) incurred by any of them arising out of or resulting from this Agreement or the purchase by the Purchaser of any Ownership Interest in Receivables, including, without limitation:

     (a) the reliance by the Servicing Agent or the Purchaser on any representation or warranty made by (i) the Seller (or any of its officers) under or in connection with this Agreement, any Sale Document or any report or certificate delivered in connection herewith or therewith or (ii) the Originator (or any of its officers) under or in connection with the Consent and Acknowledgement, which was incorrect when made;

     (b) the failure by the Seller, the Collection Agent or the Originator to comply with any of their respective covenants set forth in this Agreement or the Consent and Acknowledgement, as the case may be;

     (c) the failure to vest and maintain in the Purchaser, or to transfer to the Purchaser, legal and equitable title to, and ownership of, an undivided percentage ownership interest (to the extent of the Ownership Interest) in the Receivables (including, without limitation, Receivables of Government Obligors), free and clear of any security interest, lien, claim or encumbrance;

     (d) the Seller's use of proceeds of the Purchases;

     (e) the failure timely to file financing statements or other similar instruments or documents under the Uniform Commercial Code of any applicable jurisdiction, under applicable law with respect to the assignment of Receivables of Government Obligors or other applicable laws with respect to any Receivables, whether at the time of a Purchase or otherwise;

     (f) the return or transfer by the Purchaser of any amount of Collections received pursuant to this Agreement to Seller (and not otherwise payable to the Seller under the express terms of this Agreement) or any other person for any reason whatsoever;

     (g) any dispute, claim, offset or defense (other than discharge in bankruptcy) of any Obligor to the payment of any Receivable (including a defense based on such Receivable or the related contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale, use, operation or ownership of or defects in or breaches of warranties with respect to, the merchandise or services relating to such Receivable or the furnishing or failure to furnish such merchandise or services;

     (h) the Seller's failure to pay when due any taxes (including sales, excise or personal property taxes) payable in connection with the Receivables;

     (i) the commingling of Collections with other funds of the Seller, the Collection Agent or the Originator;

     (j) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

     (k) the failure to vest in the Seller all right, title and interest in the Receivables purchased by the Seller from the Originator pursuant to the Receivables Purchase Agreement, free and clear of any lien, security interest, claim or encumbrance;

     (l) any failure of the Seller to give reasonably equivalent value to the Originator in consideration of the transfer by the Originator to the Seller of any Receivables, or any attempt by any Person to void any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

     (m) any reduction in the amount of a Receivable the Obligor of which is a Government Obligor as the result of appropriation by the Government Obligor;

     (n) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding; or

     (o) any loss incurred by the Purchaser on any Receivable of a Government Obligor, except for such losses of a commercial nature that result from risks normally taken with non-governmental United States Obligors in transactions of this nature.

     If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Seller hereby agrees to make the maximum contribution to the payment of the amounts indemnified against in this Section which is permissible under applicable law. Notwithstanding anything herein to the contrary, the Purchaser shall not be entitled to indemnification hereunder which has the effect of recourse for nonpayment or delayed payment of Receivables due to the credit worthiness of the Obligors.

     Section 11.2.  Indemnification Due to Failure to Consummate Purchase.  The
                    -----------------------------------------------------
Seller will indemnify the Purchaser on demand and hold it harmless against all actual costs (including, without limitation, breakage costs) and expenses resulting from any failure by the Seller (i) to consummate a Purchase after the Purchaser has accepted an offer from the Seller to make such Purchase or (ii) to fulfill its obligations pursuant to Section 6.2.

     Section 11.3.  Increased Costs under Liquidity Facilities and Credit
                    -----------------------------------------------------
Facilities.  If the Purchaser becomes obligated to compensate the lenders under
----------
any of its Liquidity Facilities or Credit Facilities for a reduction in the rate of return on their capital due to the adoption of any law or regulation, or any change in or phase-in of any law or regulation or in the interpretation or administration thereof, as more specifically provided in the documents relating to such Facilities, then the Seller shall, on demand, reimburse the Purchaser for the amount of any such compensation.

     Section 11.4.  Notices.  The Purchaser agrees to notify the Seller upon its
                    -------
knowledge of a claim for which it intends to seek indemnification under Section
11.1 or reimbursement under Section 11.3 from the Seller. The Seller agrees to assist the parties indemnified under Section 11.1, to the extent requested by them, in any action, suit or proceeding brought by or against them in connection with the indemnification granted herein.


                                 ARTICLE XII.
                                 MISCELLANEOUS

     Section 12.1.  Amendments, Etc. No amendment or waiver of, or consent to
                    ---------------
the Seller's departure from, any provision of this Agreement shall be effective unless it is in writing and signed by the parties hereto and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     Section 12.2.  Notices, Etc. All notices and other communications provided
                    ------------
for hereunder shall, unless otherwise stated herein, be in writing (including facsimile, telegraphic, telex or cable communication) and sent, as to each party hereto, at its address set forth under its name on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All notices and communications sent by facsimile, telegraphic, telex or cable communication shall be effective when received and confirmed by telephone. All notices and communications sent by mail shall be sent by a nationally recognized delivery service, for receipt on the next Business Day, and shall be effective when received.

     Section 12.3.  Payments Net of Taxes. All payments by the Seller payable
                    ---------------------
under this Agreement shall be made free and clear of, and without deduction for, any present or future income, stamp or other taxes, fees, duties, withholdings or other charges imposed by any taxing authority. If any withholding or deduction from any payment by the Seller is required to be made, then the Seller will:

     (a) pay to the relevant authority the full amount required to be withheld or deducted;

     (b) promptly forward to the Purchaser an official receipt or other satisfactory documentation evidencing such payment to such authority; and

     (c) pay to the Purchaser any additional amounts necessary to ensure that the net amount actually received by the Purchaser will equal the full amount it would have received had no such withholding or deduction been required.

     Section 12.4.  No Waiver; Remedies. No failure on the part of the Purchaser
                    -------------------
to exercise, and no delay in exercising, any right hereunder or under any Sale Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 12.5.  Binding Effect; Assignability. This Agreement shall be
                    -----------------------------
binding upon and inure to the benefit of the Seller, the Collection Agent, the Purchaser and their respective successors and assigns, except that the Seller shall not have the right to assign any interest herein without the prior written consent of the Purchaser and the Servicing Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Ownership Interest is reduced to zero and no further Purchases are to be made; provided, however, that rights and remedies of the Purchaser under Article XI
--------  -------
and Section 5.3 and the provisions of Section 12.11 shall survive any termination of this Agreement.

     Section 12.6.  Governing Law. THIS AGREEMENT AND THE SALE DOCUMENTS SHALL
                    -------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 12.7.  Construction of the Agreement. The parties hereto intend
                    -----------------------------
that the conveyance of Ownership Interests in Receivables by the Seller to the Purchaser shall be treated as sales for purposes of GAAP. If, despite such intention, a determination is made that such transactions shall not be treated as sales, then this Agreement shall be interpreted to constitute a security agreement and the transactions effected hereby shall be deemed to constitute a secured loan by the Purchaser to the Seller under applicable law. For such purpose, the Seller hereby grants to the Purchaser a continuing security interest in the Receivables and Collections to secure the obligations of the Seller to the Purchaser hereunder.

     Section 12.8.  No Proceedings. The Seller, the Servicing Agent and the
                    --------------
Collection Agent each hereby agrees that it will not institute against the Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes or medium-term notes issued by the Purchaser shall have matured.

     Section 12.9.  Confidentiality. The Purchaser agrees to maintain the
                    ---------------
confidentiality of any information regarding the Seller obtained in accordance with the terms of this Agreement which is not publicly available, but the Purchaser may reveal such information (a) to any rating agency providing a rating for the obligations of the Purchaser or the Secondary Purchaser, liquidity providers and credit providers, (b) as necessary or appropriate in connection with the administration or enforcement of this Agreement or its funding of Purchases under this Agreement, (c) as required by law, government regulation, court proceeding or subpoena or (d) to bank regulatory agencies and examiners (including, without limitation, those exercising jurisdiction over the Secondary Purchaser).

     Section 12.10. Execution in Counterparts. This Agreement may be executed
                    -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     Section 12.11. Submission to Jurisdiction; Appointment of Agent to Accept
                    ----------------------------------------------------------
Service of Process. The Seller and the Collection Agent hereby submit to the
------------------
non-exclusive jurisdiction of the Courts of the State of New York and of any Federal Court located in the State of New York in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Seller and the Collection Agent irrevocably waives any objection which it may have to the laying of venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum.

     Section 12.12. Assignment of the Receivables Purchase Agreement. The Seller
                    ------------------------------------------------
hereby assigns to the Purchaser, to the extent of its Ownership Interest, until the Ownership Interest is reduced to zero as described in Section 3.1(c) and no further Purchases are to be made, all rights of the Seller against the Originator under the Receivables Purchase Agreement and agrees that the Purchaser shall be a third party beneficiary of the Seller's rights under the Receivables Purchase Agreement and shall be entitled to enforce such rights against the Originator as if the Purchaser had been party to the Receivables Purchase Agreement.

     Section 12.12. Tax Matters. Notwithstanding any other provision in this
                    -----------
Agreement, the parties intend to treat the investment of the Purchaser in the Receivables pursuant to this Agreement as a secured financing rather than a sale for all United States federal, state, local and foreign tax purposes. Consistent with such intention, each party to this Agreement shall file or report any outstanding investment of the Purchaser in the Receivables as a limited recourse secured loan to the Seller for all such tax purposes, and accrue income or deduction for all such tax purposes from such investment consistent with treating such investment as a limited recourse secured loan and shall not treat such investment as either a sale or purchase of Receivables or an equity investment in the Seller.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers as of the date set forth on the cover page of this Agreement.

                                   PORTFOLIO RECEIVABLES LLC, as Seller


                                   By:  ___________________________
                                        Name:
                                        Title:

                                   Address:
                                        501 Silverside Drive
                                        Wilmington, Delaware 19809
                                        Attention:
                                        Facsimile:


                                   UNISOURCE WORLDWIDE, INC., as Collection
                                    Agent


                                   By:  ___________________________
                                        Name:
                                        Title:


                                   By:  ___________________________
                                        Name:
                                        Title:

                                   Address:
                                     Prior to December 15, 1997:
                                        740 Springdale Drive
                                        Exton, Pennsylvania 19341
                                        Attention:  Kathleen M. Burns
                                        Facsimile:  (610) 722-3569

                                     From and after December 15, 1997:
                                        1100 Cassatt Avenue
                                        Berwyn, Pennsylvania 19312
                                        Attention:  Kathleen M. Burns
                                        Facsimile:  (610) 722-3569

                                   ASSET SECURITIZATION COOPERATIVE
                                     CORPORATION, as Purchaser


                                   By:  ___________________________
                                        Name:
                                        Title:

                                   Address:
                                        425 Lexington Avenue
                                        New York, New York 10017
                                        Attention:  President
                                        Facsimile:  (212) 856-3643

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Servicing Agent


                                   By:  ___________________________
                                        Assistant General Manager


                                   By:  ___________________________
                                        Assistant General Manager

                                   Address:
                                        425 Lexington Avenue
                                        New York, New York 10017
                                        Attention:  Asset Securitization Group
                                        Facsimile:  (212) 856-3643

                                   EXHIBITS
                                   --------

Exhibit A      Special Concentration Limits

Exhibit B      Form of Notice of Initial and Incremental Purchase

Exhibit C      Form of Notice of Election Not to Make Reinvestment Purchases

Exhibit D      Membership Agreement

Exhibit E      Form of Notice to Lock-Box Bank

Exhibit F      Form of Lock-Box Agreement

Exhibit G      Form of Receivables Activity Report

Exhibit H      Form of Consent and Acknowledgement

Exhibit I      List of Lock-Box Banks

Exhibit J      Leverage Ratio Table

Exhibit K      Divisions

Exhibit L      Regional Offices Where Accounting Records Are Kept

                                                            EXHIBIT A

                         Special Concentration Limits
                         ----------------------------

           Name of Obligor                   Percentage
           ---------------                   ----------


           None
           ----

                                                            EXHIBIT B

                          Form of Notice For Initial
                           And Incremental Purchases
                           -------------------------

Asset Securitization Cooperative
  Corporation, as Purchaser
425 Lexington Avenue
7th floor
New York, New York  10017
Attention:  President

Canadian Imperial Bank of Commerce, as
  Servicing Agent
425 Lexington Avenue
7th floor
New York, New York  10017
Attention:  Asset Securitization Group


     Re: Receivables Sale Agreement dated as of October 1, 1997 among Portfolio Receivables LLC, as Seller, Unisource Worldwide, Inc., as Collection Agent, Asset Securitization Cooperative Corporation, as Purchaser, and Canadian Imperial Bank of Commerce, as Servicing Agent (as heretofore amended, the "Agreement")

Ladies and Gentlemen:

     This Notice is delivered to you pursuant to Section 6.2(a) of the Agreement. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein will have the respective meanings assigned to them in the Agreement.

     The Seller hereby requests that [the Initial] [an Incremental] Purchase be made by the Purchaser on __________, 19__ in the amount of $__________.

     The Seller hereby certifies and warrants that on the date on which the Purchase requested hereby is made (and the Seller, by accepting the payment of the purchase price relating to such Purchase, will be deemed to have certified that), (i) the representations and warranties of the Seller contained in Article IX of the Agreement are correct on and as of the date of such Purchase as though made on and as of such date and (ii) the Seller is in compliance with the covenants set forth in the Agreement.

     The Seller agrees that if, prior to the time that the Purchase requested hereby is made, any matter certified to herein will not be true and correct at such time as if then made, it will immediately so notify the Purchaser and the Servicing Agent.

     Please wire transfer the proceeds of the requested Purchase to the account(s) of the following persons at the bank(s) indicated below, respectively:

Amount to be    Person to be Paid       Name, Address, etc. of
                -----------------
Transferred     Name      Account No.   Transferee Bank
-----------     ----      -----------   ---------------
$__________     ________  _____ _____   _________________________
                                        _________________________
                                        _________________________
                                        Attention:  _____________

     The Seller has caused this notice to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly authorized officer this _____ day of ___________, 19__.

                                   PORTFOLIO RECEIVABLES LLC


                                   By:  ____________________________
                                        Name:
                                        Title:

                                                            EXHIBIT C

                          Form of Notice of Election
                      Not To Make Reinvestment Purchases
                      ----------------------------------

[For Notice Given by Seller:]

Asset Securitization Cooperative
  Corporation, as Purchaser
425 Lexington Avenue
7th floor
New York, New York  10017
Attention:  President

Canadian Imperial Bank of Commerce, as
  Servicing Agent
425 Lexington Avenue
7th floor
New York, New York  10017
Attention:  Asset Securitization Group

[For Notice Given by Purchaser:]

[Name of Seller], as Seller
740 Springdale Drive
Exton, Pennsylvania 19341
Attention:

     Re: Receivables Sale Agreement dated as of October 1, 1997 among Portfolio Receivables LLC, as Seller, Unisource Worldwide, Inc., as Collection Agent, Asset Securitization Cooperative Corporation, as Purchaser, and Canadian Imperial Bank of Commerce, as Servicing Agent (as heretofore amended, the "Agreement")

Ladies and Gentlemen:

     This notice is delivered to you pursuant to Section 6.2(b) of the Agreement. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein will have the respective meanings assigned to them in the Agreement.

     The undersigned hereby notifies you that it has elected not to apply Collections toward the making of Reinvestment Purchases commencing on ___________ ___, 19__. The amount to which the Investment shall be reduced before Reinvestment Purchases will resume is $___________.

     This notice has been executed and delivered by a duly authorized officer of the undersigned this ___ day of _________, 19__.

                                   PORTFOLIO RECEIVABLES LLC, as Seller


                                   By:  ___________________________
                                        Name:
                                        Title:

                                    or

                                   ASSET SECURITIZATION COOPERATIVE
                                     CORPORATION, as Purchaser


                                   By:  _____________________________
                                        Name:
                                        Title:

                                                            EXHIBIT D

                             MEMBERSHIP AGREEMENT

     THIS MEMBERSHIP AGREEMENT, dated as of October 1, 1997 ("Agreement"), between Asset Securitization Cooperative Corporation, a cooperative corporation organized under the Consumer Cooperative Corporation Law of the State of California ("ASCC"), and Unisource Worldwide, Inc., a Delaware corporation (the "Applicant").

                                R E C I T A L S

     WHEREAS, ASCC was organized to be, and is, engaged in the business of purchasing, securitizing, and providing financings (including loans and other extensions of credit) secured by, whole or partial interests in, or interests in pools of, accounts and notes receivable and other similar obligations, on a cooperative basis, pursuant to agreements with its Members, their affiliates and other persons; and

     WHEREAS, Portfolio Receivables LLC, as affiliate of the Applicant (the "Affiliate") desires to enter into a Receivables Sale Agreement (as hereinafter defined) in order to improve its liquidity and management of working capital; and

     WHEREAS, the Applicant desires to become a Member of ASCC to facilitate the foregoing;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Definitions.  All capitalized terms used herein and not otherwise
         -----------
defined shall have the meanings given to those terms in the by-laws of ASCC (as amended or modified from time to time, the "By-laws"), a copy of which is attached hereto as Exhibit A.

     The term "membership" (as defined in the By-laws) includes the Membership (as defined in Section 5 below) unless the context requires otherwise.

     2.  Application for Membership. The Applicant hereby applies for membership
         --------------------------
as a Member in ASCC, and enters into this Agreement with ASCC in consideration of ASCC's entering into a receivables sale agreement with the Affiliate dated as of the date hereof (as amended from time to time, the "Receivables Sale Agreement").

     3.  Incorporation of By-Laws. The By-laws shall constitute a part of this
         ------------------------
Agreement and are hereby incorporated herein by reference. By the execution of this Agreement, the Applicant approves and consents to the By-laws and agrees to be bound thereby.

     4.  Rules and Regulations.  The Applicant shall comply with the rules and
         ---------------------
regulations regarding membership adopted from time to time by the Board of Directors of ASCC.

     5.  Membership Investment; Membership Certificates. The Applicant agrees
         ----------------------------------------------
that, upon the effective date of its membership in ASCC as designated herein, it shall purchase a proprietary interest in ASCC (the "Membership") in an amount and in the manner set forth in clause (a) of Section 2.4 and Section 2.7 of the By-laws. The Membership shall be evidenced by a Membership Certificate in the form attached hereto as Exhibit B.

     6.  Fees. The Applicant acknowledges that fees shall be provided for in the
         ----
Receivables Sale Agreement and that such fees may vary from Member to Member in accordance with the nature and quality of Asset Interests sold. Such fees are expected to be used by ASCC to pay third parties (including the Servicing Agent) for services and/or financial accommodations rendered to ASCC.

     7.  Term of Agreement.  The term of this Agreement shall commence on the
         -----------------
effective date of the Membership (set forth on the signature pages hereto), and shall end on the termination of the Membership, as provided in the By-laws.

     8.  Representations and Acknowledgments. Notwithstanding the
         -----------------------------------
representations and acknowledgments set forth below, nothing in this Section 8 or in this Agreement shall be understood or construed as an acknowledgment or recognition by either ASCC or by the Applicant that any membership (including the Membership) constitutes a "security" within the meaning of Section 2(1) of the Securities Act of 1933, as amended (the "Securities Act"), Section 3(a)(l0) of the Securities Exchange Act of 1934, as amended, or any state Blue Sky or securities law. Nonetheless, the Applicant represents that and acknowledges the following:

     (a) The Applicant acknowledges that it is aware of ASCC's business, affairs and operations and has acquired sufficient information about ASCC to reach an informed and knowledgeable decision to acquire the Membership.

     (b) The Applicant acknowledges that memberships in ASCC have not been registered under the Securities Act or registered or qualified under the securities laws of any states; that no securities administrator of any state or the Federal government has made any finding or determination relating to the fairness of a purchase of a proprietary interest in ASCC; and that no securities administrator of any state or the Federal government has recommended or endorsed any issuance or grant of memberships.

     (c) Without limiting the generality of the provisions of Section 12 hereof, neither the offer nor sale of such memberships has been registered under the Securities Act or the securities laws of any states and the memberships may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

     (d) The Applicant represents that it is acquiring the Membership for its own account, as principal, for purposes of enabling the Affiliate to engaging in sales or transfers of its receivables or interests in receivables or borrowings secured thereby, pursuant to a Receivables Sale Agreement, and not with a view to the resale of such membership or any interest therein.

     (e) The Applicant represents that it is neither an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     (f) The Applicant represents that it is an "accredited investor" as defined in Regulation D of the Securities and Exchange Commission, 12 C.F.R. 230.501-230.508.

     9.  Membership Acknowledgement.  The Applicant shall, on the date of its
         --------------------------
execution hereof, deliver to ASCC a duly executed acknowledgement substantially in the form attached hereto as Exhibit C.

     10. Counterparts.  This Agreement may be executed in duplicate
         ------------
counterparts, each of which is deemed to be an original.

     11. Modifications.  No modification or amendment hereof, except a
         -------------
modification or amendment resulting from an amendment to the By-laws or the adoption of rules and regulations as referred to in Section 4 hereof, shall be valid unless in writing and executed by the Applicant and by ASCC.

     12. Assignment.  This Agreement and the rights and obligations hereunder
         ----------
shall not be transferred or assigned by the Applicant without the prior written consent of ASCC, except as provided in, and all as more particularly provided in
Section 2.6 of, the By-laws.

     13. Binding Effect.  Subject to Section 12 above, this Agreement shall be
         --------------
binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto.

     14. Notice.  Any notice required or provided for by this Agreement, or by
         ------
any provision of the By-laws, law or regulation, shall be deemed duly given forty-eight hours after mailing if such notice is mailed first-class postage prepaid, and deposited in the mail addressed, to the address of the parties set forth under their names on the signature pages hereto. Such addresses may be changed from time to time by means of a notice given in the manner provided for in this Section 14.

     15. Governing Law.  THIS AGREEMENT, AND THE RIGHTS, DUTIES AND OBLIGATIONS
         -------------
OF THE APPLICANT AND ASCC WITH RESPECT HERETO, SHALL BE GOVERNED BY THE CONSUMER COOPERATIVE CORPORATION LAW OF THE STATE OF CALIFORNIA AND THE LAWS OF THE STATE OF CALIFORNIA GENERALLY, AS APPLIED TO AGREEMENTS ENTERED INTO AND ENTIRELY TO BE PERFORMED WITHIN THAT STATE.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   UNISOURCE WORLDWIDE, INC.


                                   By:  _________________________
                                        Name:
                                        Title:

                                   Address for Notices:
                                     Prior to December 15, 1997:
                                        740 Springdale Drive
                                        Exton, Pennsylvania 19341
                                        Attention:  Kathleen M. Burns
                                        Facsimile:  (610) 722-3569

                                     From and after December 15, 1997:
                                        1100 Cassatt Avenue
                                        Berwyn, Pennsylvania 19312
                                        Attention:  Kathleen M. Burns
                                        Facsimile:  (610) 722-3569

                                   ASSET SECURITIZATION COOPERATIVE CORPORATION


                                   By:  _________________________
                                        Name:
                                        Title:

                                   Address for Notices:
                                        425 Lexington Avenue
                                        7th Floor
                                        New York, New York 10017
                                        Attention: President

Accepted for membership as a Member by
  action of the Board of Directors of ASCC on September 9, 1997.

Effective Date of Membership: October 1, 1997.


__________________________
Secretary

Dated: October 1, 1997

                       EXHIBIT A to Membership Agreement

                                    BY-LAWS
                 ASSET SECURITIZATION COOPERATIVE CORPORATION

                                   ARTICLE I
                                    PURPOSE

          SECTION 1.1.  Organization.  The Corporation is a cooperative
                        ------------
corporation organized under the California Consumer Cooperative Corporation Law of the State of California.

          SECTION 1.2.  Purpose.  The purpose of the Corporation is to engage in
                        -------
the business set forth in Article SECOND of the Articles of Incorporation of the Corporation. The Corporation shall engage in such business, on a cooperative basis, primarily for the mutual benefit of its Members as patrons of the Corporation; provided that the Corporation may also engage in such business with Affiliates (as defined in Article XI) of Members and other persons who are
                          ----------
prohibited by law or regulation (as determined by the Board of Directors) from being Members or Affiliates of Members. In any event, the Corporation shall not enter into a Securitization Agreement with any person who is not a Member if the Board of Directors anticipates that the amount of business conducted by the Corporation with such person and all other persons who are not Members for any current or subsequent fiscal year would exceed the amount of business conducted with Members for such current or subsequent fiscal year. The Corporation shall have the right, at any time and from time to time, and for any reason or no reason, to determine not to engage in such business with any particular Member, any Affiliate of any Member or any such other person. The Corporation shall also have the right, at any time and from time to time, to establish and maintain a principal executive office (which shall be located in California) and one or more branch offices.

          SECTION 1.3.  Servicing Agent.  Subject to these By-Laws, the Articles
                        ---------------
of Incorporation and applicable law, the Corporation shall enter into a servicing agent agreement (the "Servicing Agent Agreement") in a form, and with
                                -------------------------
a person, approved by the Board of Directors, which shall serve as servicing agent (the "Servicing Agent") for the Corporation. The Servicing Agent
            ---------------
Agreement shall, among other things, describe the services to be rendered by the Servicing Agent to the Corporation in connection with the operation of the Corporation's business. The Servicing Agent will be authorized, pursuant to the Servicing Agent Agreement, to discuss, negotiate, structure and propose to the Corporation new Securitization Agreements (as defined in Article XI); provided,
                                                         ----------   --------
however, that (a) such Securitization Agreements will be consistent with the
-------
credit and investment policies established, from time to time, by the Board of Directors and (b) each of (i) the Board of Directors and (ii) the President or any Vice President of the Corporation will have the final authority to approve, modify, amend or reject such Securitization

Agreements. The Corporation shall, at all times, maintain and have, in full force and effect, a Servicing Agent Agreement. However, the Corporation may, at its discretion, terminate any particular Servicing Agent and Servicing Agent Agreement, subject to (w) the terms and conditions of the Servicing Agent Agreement, (x) the Corporation's identifying a replacement Servicing Agent and such replacement Servicing Agent accepting its appointment as Servicing Agent, negotiating a replacement form Servicing Agent Agreement, and notifying the Members and Board of Directors of such replacement Servicing Agent and Servicing Agent Agreement and the background and reasons for such replacement, and (y) the Board of Directors, at a meeting at least 20 days after the date of such notice, approving such replacement.

                                  ARTICLE II
                                    MEMBERS

          SECTION 2.1.  Number and Classification.  There shall be no limit on
                        -------------------------
the number of Members the Corporation may admit. The Corporation shall have only two classes of Members, one class of which will be Associate Members and one class of which will be Members. In these By-Laws, use of the terms "members" and "membership" applies to both Members and Associate Members, unless the context requires otherwise and use of the term "Member" or "Associate Member" shall, if the related membership stands of record in the names of two or more persons, collectively refer to all such persons.

          (a) As soon as practicable after the organization of the Corporation, the Corporation will have at least three Associate Members, which will have all of the rights, privileges and responsibilities of Members, except that (i) Associate Members shall not enter into Securitization Agreements; (ii) Associate Members shall not be subject to or responsible for any membership investments;
(iii) Associate Members must resign or shall be subject to automatic removal and termination, in either case in an order of succession established by the Board of Directors, upon the effectiveness of admission of Members after the organization of the Corporation; and (iv) additional Associate Members may be admitted, after the resignation, removal or termination of Associate Members pursuant to clause (iii) above or Section 2.9 or 2.10 and to admission pursuant
            ------------          -----------    ----
to Section 2.3.  Other rights, privileges and responsibilities of the Associate
   -----------
Members will be as set forth in these By-Laws.

          (b) The rights, privileges and responsibilities of the Members will be as set forth in these By-Laws.

          SECTION 2.2.  Eligibility for Membership.  Any person, including any
                        --------------------------
association, company, domestic or foreign corporation, corporation, estate, individual, joint stock company, joint venture, partnership, government or political subdivision, or agency or instrumentality of a government, is eligible for membership in the Corporation as an Associate Member or Member, subject to the satisfaction of eligibility criteria, from time to time established by the Board of Directors.

          SECTION 2.3.  Admission to Membership.  (a) Any person that is
                        -----------------------
eligible to be an Associate Member under Section 2.2 of these By-Laws shall be
                                         -----------
admitted as an Associate Member upon satisfaction of each of the following: (i) submission of an application for membership on a form prescribed by the Board of Directors, (ii) compliance with the terms and conditions of membership from time to time established by the Board of Directors, and (iii) approval of that application by the Board of Directors, in its sole and absolute discretion.

          (b)  Any person that is eligible to become a Member under Section 2.2
                                                                    -----------
shall be proposed, from time to time, by the Servicing Agent pursuant to the Servicing Agent Agreement. The Servicing Agent, pursuant to the Servicing Agent Agreement, will only propose persons for membership as Members who, the Servicing Agent, in good faith believes, will conform to, and will advance, the business purpose of the Corporation, taking into account considerations such as the quality of such person's accounts and notes receivable, credit and collection process and historical financial results. Persons proposed by the Servicing Agent to be a Member shall be admitted without regard to or consideration of the actual or potential competition between the proposed Person and existing Members. Any person that is proposed by the Servicing Agent and is eligible to be a Member under Section 2.2 of these By-Laws shall be admitted as
                              -----------
a Member upon satisfaction of each of the following: (i) submission of an application for membership on a form prescribed by the Board of Directors, (ii) compliance with the terms and conditions of membership from time to time established by the Board of Directors, (iii) approval of that application by the Board of Directors, in its sole and absolute discretion, (iv) payment of the membership investment referred to in Section 2.4, and (v) execution and
                                     -----------
consummation of a transaction between such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) or any of its Affiliates on the one hand, and the Corporation, on the other hand, pursuant to a Securitization Agreement. Upon satisfaction of the foregoing, admission of a Member will be effective upon the consummation of a transaction between such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) or any of its Affiliates, on the one hand, and the Corporation, on the other hand, pursuant to a Securitization Agreement.

          SECTION 2.4.  Purchase of Memberships.  Each Associate Member will
                        -----------------------
not, upon admission to the Corporation, be required to pay any fee, due or assessment to the Corporation. In addition to fees, dues or assessments specified, from time to time, by the Board of Directors in connection with the admission of a Member, each Member will pay, as a membership investment to the Corporation, an amount equal to $10,000. Such membership investment is due and payable by a Member upon the earlier of: (i) the consummation of the first transaction with the Corporation under the Securitization Agreement with such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) and (ii) the consummation of the first transaction with the Corporation under the Securitization Agreement with an Affiliate of such Member. Otherwise, there shall be no annual or other fees, dues or assessments on Associate Members or Members, except as may be otherwise provided in the Securitization Agreement entered into by the Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) and the Corporation.

          SECTION 2.5.  Membership Certificates.  (a) The Corporation shall
                        -----------------------
issue membership certificates to all Members evidencing membership in the Corporation. The certificates shall contain the statements required by Section 12401(a) of the Corporations Code. The certificates shall also contain legends and statements required by applicable Federal and state securities laws.

          (b) If the articles and by-laws are amended so that any required statement becomes inaccurate, the Board of Directors may cancel the outstanding certificates and issue in their place new certificates conforming to the amendments. The Board of Directors may order holders of outstanding certificates to surrender and exchange them for new certificates within a reasonable time fixed by the Board of Directors, and provide that, upon notice of the order, the membership rights of a certificate holder will be suspended until the certificate is surrendered.

          (c) The Corporation may issue a new membership certificate in the place of a certificate which has been lost, stolen, or destroyed. The Corporation may require the Member to give the Corporation a bond or other adequate security sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the new certificate.

          SECTION 2.6.  Transferability of Membership.  Neither membership in
                        -----------------------------
the Corporation nor any right arising from membership or any right, title or interest in membership may be transferred or disposed of, in any way, directly or indirectly, by any Member or Associate Member; provided, however, that the
                                                  -----------------
right, title or interest of any person in any membership of a Member may be transferred to any Affiliate of such person who meets the eligibility criteria established by the Board of Directors, is approved by the Board of Directors, in its sole and absolute discretion, and complies with the provisions of Section
                                                                      -------
2.3 (except that clauses (iv) and (v) of Section 2.3(b) shall not apply).
---              ------------     ---    --------------

          SECTION 2.7.  Members' Interest in Corporation.  A Member's share of
                        --------------------------------
the ownership interests in the Corporation contributed by the Members through membership investments shall be allocated among all Members on the basis of their membership investments in the Corporation, less any outstanding obligations owed by that member to the Corporation and is repayable only (a) on dissolution, (b) upon a vote of the shareholders or directors or the sixtieth day after the close of the fiscal year in which such Member's membership is terminated. Upon dissolution, any corporate assets remaining after payment of all known debts and liabilities shall be allocated among all Members on the basis of their membership investments in the Corporation.

          SECTION 2.8.  Nonliability of Members.  The members of the Corporation
                        -----------------------
shall not be personally liable for the debts, liabilities, or obligations of the Corporation.

          SECTION 2.9.  Resignation of Membership; Causes for Termination of
                        ----------------------------------------------------
Membership. Subject to Section 2.11,
----------

          (a) A Member may resign from membership at any time with at least 30 days prior written notice to the Corporation. On the date of the resignation by any Member from membership, all the Securitization Agreement(s) between the Corporation and such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, all such persons) or any Affiliate of such Member shall automatically terminate or expire.

          (b) A membership and all membership rights, as to any particular Member, shall automatically terminate upon any of the following events:

          (i) all the Securitization Agreement(s) between the Corporation and such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, all such persons) terminate or expire; or

          (ii) such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) or any Affiliate of such Member does not comply with its obligations set forth in these By-Laws, the Articles of Incorporation, the Securitization Agreements or any other agreements between the Corporation and such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) or any Affiliate of such Member if such Affiliate is a Seller, as in effect from time to time.

          SECTION 2.10.  Termination of Members.  A Member whose membership
                         ----------------------
may be terminated pursuant to Section 2.9(b) shall be terminated from membership
                              --------------
in the Corporation only after notice and an opportunity to be heard is given pursuant to this section; provided that the termination of the membership of a Member pursuant to Section 2.9(b) (i) shall occur automatically unless such
                   ------------------
Member requests an opportunity to be heard within 30 days prior to such termination, in which case the termination of such Member shall occur only after notice and an opportunity to be heard is given pursuant to this section.

     (a) If notice and an opportunity to be heard are required under the immediately preceding paragraph, the Corporation shall provide written notice of the termination and the reasons for termination at least 15 days prior to the effective date of the termination. The notice shall be given personally or sent by first-class or registered mail to the last address of the Member shown on the Corporation's records.

     (b) The opportunity to be heard may, at the election of the Member, be oral or in writing, and shall occur not less than five days before the effective date of the termination. The hearing shall be conducted at the Corporation's principal office by the Board of Directors. The Board of Directors shall have the exclusive authority to decide that the proposed termination shall not take place.

     The Board of Directors shall conduct the hearing in good faith and in a fair and reasonable manner, and perform the following duties:

     (1)  Read the charges against the Member;

     (2)  Require the person making the charges to verify them by testimony;

     (3)  Hear witnesses against the Member;

     (4)  Allow the Member to question any witnesses;

     (5)  Allow the Member to make a statement in his or her own behalf;

     (6)  Allow the Member to call witnesses in his or her own behalf; and

     (7)  Allow the committee to question the Member's witnesses.

     (c) The Board of Directors, by secret ballot, shall decide whether to terminate the membership of such Member.

     SECTION 2.11.  Effect of Termination of Membership.  All rights as a Member
                    -----------------------------------
of the Corporation (and as an Affiliate of such a Member) shall cease on the termination of membership (by resignation or otherwise). Termination shall not relieve that Member (or any Affiliate of such Member) from obligations under these By-Laws, the Articles of Incorporation or any Securitization Agreement or other agreement between the Corporation and such Member (or if the membership applicable to such Member stands of record in the names of two or more persons, any such person) or any Affiliate of such Member as in effect from time to time; obligations for charges incurred, services or benefits actually rendered, membership investments, dues, assessments or fees; or any obligation to the Corporation arising otherwise.

     SECTION 2.12.  Escheat of Membership to State.  Any membership of a Member,
                    ------------------------------
together with any accrued and unpaid dividends and patronage distributions relating to that membership, that would otherwise escheat to the State of California as unclaimed personal property shall instead become the property of the Corporation if the Corporation gives at least 60 days prior notice of the proposed transfer to the affected Member by (a) first-class or second-class mail to the last address of the Member shown on the Corporation's records, and (b) by publication in a newspaper of general circulation in the county in which the Corporation has its principal office. No membership shall become the property of the Corporation under this Section if written notice objecting to the transfer is received by the Corporation from the affected Member prior to the date of the proposed transfer.

                                  ARTICLE III
                              MEETINGS OF MEMBERS

     SECTION 3.1.  Location.  Meetings of Members shall be held at the principal
                   --------
office of the Corporation.

     SECTION 3.2.  Regular Meetings.  A regular meeting of Members shall be held
                   ----------------
annually commencing in 1989, at a date, place and time determined by the Board of Directors, for the purpose of transacting any proper business, including the election of Directors (with respect to any regular meeting of Members in or after 1990), that may come before the meeting.

     SECTION 3.3.  Special Meetings.  Special meetings of Members for any lawful
                   ----------------
purpose may be called by the Board of Directors or the President or the Chairman of the Board or by five percent or more of the Members.

     SECTION 3.4.  Time for Notice of Meetings.  Whenever Members are required
                   ---------------------------
or permitted to take action at a meeting, a written notice of the meeting shall be given not less than 10 nor more than 90 days before the date of the meeting to each Member who is entitled to vote on the record date for notice of the meeting. In the case of a specially called meeting of Members, within 20 days after receipt of a written request, the Chairman of the Board or the President or the Vice President or the Secretary shall cause notice to be given to the Members entitled to vote that a meeting will be held at a time fixed by the Board of Directors not less than 35 nor more than 90 days after receipt of the request.

     SECTION 3.5.  Method of Giving Notice.  Notice shall be given either
                   -----------------------
personally or by mail or other written communication to the address of a Member appearing on the books of the Corporation or provided by the Member. If no address appears or is given, notice shall be given at the principal office of the Corporation or by publication in a newspaper in the county where the principal office is located.

     SECTION 3.6.  Record Date for Notice.  The record date for determining the
                   ----------------------
Members entitled to notice of any meeting of Members is 30 days before the date of the meeting.

     SECTION 3.7.  Contents of Notice.  The notice shall state the place, date,
                   ------------------
and time of the meeting. The notice of a regular meeting shall state any matters that the board, at the time of giving notice, intends to present for action by the Members. The notice of a special meeting shall state the general nature of the business to be transacted. The notice of any meeting at which Directors are to be elected shall include the names of all nominees at the time of giving notice.

     SECTION 3.8.  Waivers, Consents, and Approvals.  The transactions of a
                   --------------------------------
meeting of Members however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and each of the absent Members who is entitled to vote, either before or after the meeting, signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes of the meeting. All waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A Member's attendance at a meeting shall constitute a waiver of notice of and presence at the meeting, unless the Member objects at the beginning of the meeting. However, attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice but not included, if an objection is made at the meeting.

     SECTION 3.9.  Quorum at Meeting.  Members holding at least two-thirds of
                   -----------------
the Member votes shall constitute a quorum at a meeting of Members. Any by-law amendment to increase the quorum may be adopted only by approval of the Members. When a quorum is present, the affirmative vote of the majority of the voting power represented at the meeting and entitled to vote shall be the act of the Members, unless provided otherwise by these By-Laws or the law.

     SECTION 3.10.  Loss of Quorum at Meeting.  The Members present at a duly
                    -------------------------
called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum, if the action taken, other than adjournment, is approved by at least a majority of the Members required to constitute a quorum.

     SECTION 3.11.  Adjournment for Lack of Quorum.  In the absence of a quorum,
                    ------------------------------
any meeting of Members may be adjourned by the vote of a majority of the votes represented in person, but no other business may be transacted except as provided in Section 3.10 of these By-Laws.
            ------------

     SECTION 3.12.  Adjourned Meetings.  The Corporation may transact any
                    ------------------
business at an adjourned meeting that could have been transacted at the original meeting. When a meeting is adjourned to another time or place, no notice is required if the time and place are announced at the original meeting. If the adjournment is for more than 45 days or if a new record date is fixed, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

     SECTION 3.13.  Voting of Memberships.  (a) Each membership in the
                    ---------------------
Corporation is entitled to one vote on each matter submitted to a vote of the Members.

     (b) If a membership stands of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, persons entitled to vote under a voting agreement, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same membership, unless the Secretary is given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

     (i)   if only one vote, such act binds all; or

     (ii) if more than one vote, the act of the majority so voting will bind all.

     (c) The record date for determining the Members entitled to vote at a meeting or cast written ballots is (i) 30 days before the date of the meeting or
(ii) the day on which the first ballot is mailed or solicited.

     (d)  Cumulative voting shall not be permitted for any purpose.

     (e)  Voting by proxy shall not be permitted for any purpose.

     SECTION 3.14.  Use of Written Ballots at Meetings.  A combination of
                    ----------------------------------
written ballot and personal voting may be used at any regular or special meeting of Members, and may be used for the election of Directors. Prior to the meeting, the Board of Directors may authorize distribution of a written ballot to every Member entitled to vote. The ballots shall be distributed in a manner consistent with the provisions of Sections 3.5 and 3.19 of these By-Laws. When
                                  ------------     ----
ballots are distributed, the number of Members voting at the meeting by written ballot shall be deemed present at the meeting for purposes of determining a quorum but only with respect to the proposed actions referred to in the ballots.

     SECTION 3.15.  Contents of Written Ballot Used At Meeting.  Any written
                    ------------------------------------------
ballot used at a meeting shall set forth the proposed action to be taken, provide an opportunity to specify approval or disapproval of the proposed action, and state that unless revoked by the Member voting in person, the ballot will be counted if received by the Corporation on or before the time of the meeting.

     SECTION 3.16.  Action by Ballot Without Meeting.  Any action that may be
                    --------------------------------
taken at any regular or special meeting, including election of Directors, may be taken without a meeting through distribution of a written ballot to every Member entitled to vote on the matter. The Secretary shall cause a vote to be taken by written ballot on any action or recommendation proposed in writing by 20 percent of the Members.

     SECTION 3.17.  Contents of Written Ballot Used Without Meeting.  (a) Any
                    -----------------------------------------------
ballot used without a meeting shall set forth the proposed action, provide an opportunity to specify approval or disapproval of any proposal, and provide a reasonable time within which to return the ballot to the Corporation.

     (b) A written ballot cannot be revoked. Approval by written ballot shall be valid only when the number of votes cast by ballot within the time period specified equals or exceeds the quorum required to be present at a meeting authorizing the action, and the number of approvals equals or exceeds the number of votes that would be required to approve at a meeting at which the total number of votes cast was the same as the number of votes cast by ballot.

     SECTION 3.18.  Solicitation of Written Ballots.  Ballots shall be solicited
                    -------------------------------
in a manner consistent with Sections 3.5 and 3.19 of these By-Laws.  The
                            ------------     ----
solicitations shall indicate the number of responses needed to meet the quorum requirement and specify the time by which the ballot must be received to be counted. Ballots other than for the election of Directors shall state the percentage of approvals necessary to pass the measure.

     SECTION 3.19.  Withholding Vote.  In an election of Directors, any form of
                    ----------------
written ballot which names the candidates for Director and which the Member has marked "withhold" (or otherwise indicated that the authority to vote in the election of Directors is withheld) shall not be used for voting in that election.

     SECTION 3.20.  Appointment of Inspectors of Election.  In advance of any
                    -------------------------------------
meeting of Members the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment. If inspectors are not appointed or if any appointed persons fail to appear or refuse to act, the chairman of the meeting may, and, on the request of any Member, shall, appoint inspectors at the meeting. The number of inspectors shall be either one or three. If they are appointed at a meeting on the request of one or more Members, the majority of Members represented in person shall determine the number to be appointed. If there are three inspectors, the decision, act, or certificate of a majority is effective in all respects as that of all three.

     SECTION 3.21.  Duties of Inspectors of Election.  The inspectors shall
                    --------------------------------
determine the number of memberships outstanding and the voting power of each, the number represented at the meeting, and the existence of a quorum. They shall receive votes, ballots, and consents, hear and determine all challenges and questions regarding the right to vote, count and tabulate all votes and consents, determine when the polls will close, and determine the result. They may do those acts which are proper to conduct the election or vote with fairness to all Members. The inspectors shall perform these duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical.

                                  ARTICLE IV
                                   DIRECTORS

     SECTION 4.1.  Number; Classes.
                   ---------------

     (a) The number of Directors constituting the entire Board of Directors shall be not less than three nor more than seven as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that
                                                     -----------------
employees of Canadian Imperial Bank of Commerce may not be appointed to more than one directorship of the Corporation.

     (b) The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of Directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. The initial three Directors and the Directors filling the additional vacancies as a result of any increase in the size of Board of Directors at the first meeting of the Board of Directors shall hold office for a term expiring at the time of the annual meeting of Members to be held in 1990. At the annual meeting of Members in 1990, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of Directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any Directors so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of Members the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

     SECTION 4.2.  Qualifications.  The Directors of the Corporation (other than
                   --------------
any Outside Directors) may also be Members of the Corporation, but any or all of the Directors are not required to be Members of the Corporation.

     SECTION 4.3.  Nomination.  (a) The Board of Directors shall prescribe
                   ----------
reasonable nomination and election procedures for the election of Directors given the nature, size, and operations of the Corporation. The procedures shall include: (1) a reasonable means of nominating persons for election as Directors, (2) a reasonable opportunity for a nominee to communicate the nominee's qualifications and the reasons for the nominee's candidacy to the Members, (3) a reasonable opportunity for all nominees to solicit votes, (4) a reasonable opportunity for all the Members to choose among the nominees.

     (b) When the Corporation distributes any material soliciting a vote for any nominee for Director in any publication owned or controlled by the Corporation, it shall make available to each other nominee, in the same material, an equal amount of space with equal prominence to be used by the nominee for a purpose reasonably related to the election. The Corporation shall mail to all Members any material related to the election which a nominee for Director has furnished, upon written request and payment of mailing costs by the nominee or allow the nominee to obtain the names, addresses and voting rights of Members within five business days after the request.

     SECTION 4.4.  Election.  The Directors shall be elected at the annual
                   --------
meetings or by written ballot in accordance with Sections 3.14 through 3.19 of
                                                 -------------         ----
these By-Laws. The candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected.

     SECTION 4.5.  Terms of Office.  Other than as provided in Section 4.1, the
                   ---------------                             -----------
terms of office for Directors shall be three years. Each Director shall hold office until the expiration of the term for which elected and until the election and qualification of a successor.

     SECTION 4.6.  Compensation.  The Directors of the Corporation may receive
                   ------------
compensation for their services to the Corporation and shall be paid their actual and necessary expenses incurred in serving the Corporation.

     SECTION 4.7.  Call of Meetings.  Meetings of the Board of Directors may be
                   ----------------
called by the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Secretary, or any two Directors.

     SECTION 4.8.  Place of Meetings.  Meetings of the Board of Directors may be
                   -----------------
held at any place designated in the notice of the meeting, or, if not stated in a notice, by resolution of the Board of Directors.

     SECTION 4.9.  Presence at Meetings.  Directors may participate at meetings
                   --------------------
of the Board of Directors through the use of conference telephone or other communications equipment, as long as all participating Directors can hear one another. Participation by communications equipment constitutes presence at the meeting.

     SECTION 4.10.  Regular Meetings.  Regular meetings shall be held without
                    ----------------
call or notice, at the principal office of the Corporation, or at such other place established by the Board of Directors, immediately following the annual meeting of Members as set forth in Section 3.2 of these By-Laws.
                                   -----------

     SECTION 4.11.  Special Meetings.  Special meetings shall be held on four
                    ----------------
days notice by first class mail or 48 hours notice delivered personally or by telephone or telegraph. Notice of special meetings need not be given to any Director who signs a waiver of notice, a written consent to holding the meeting, or an approval of the minutes (either before or after the meeting), or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to that Director. All waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 4.12.  Quorum at Meetings.  A majority of the authorized number of
                    ------------------
Directors constitutes a quorum for the transaction of business.

     SECTION 4.13.  Acts of Board at Meetings.  Any action by the Board of
                    -------------------------
Directors, or any committee thereof, in order to be duly approved or adopted by the Board of Directors, and be an authorized action by the Board of Directors, shall be effective if, and only if, approved by at least one outside Director. Otherwise, unless provided otherwise in the Articles, these By-Laws or by law, every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present is the act of the Board of Directors, except with respect to the following action:

     (1) Any motion to file the Corporation into voluntary bankruptcy must receive the unanimous consent of all the Directors.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for the meeting or a greater number required by the Articles, By-Laws, or by law, except with respect to the following action:

     (1) Any motion to file the Corporation into voluntary bankruptcy must receive the unanimous consent of all the Directors.

     SECTION 4.14.  Adjournment of Meetings.  A majority of the Directors
                    -----------------------
present, whether or not a quorum is present, may adjourn to another time and place. If the meeting is adjourned for more than 24 hours, notice of the adjournment shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment.

     SECTION 4.15.  Action Without Meeting.  Any action required or permitted to
                    ----------------------
be taken by the Board of Directors may be taken without a meeting, if all Directors individually or collectively consent in writing to the action. The consents shall be filed with the minutes of the proceedings of the Board of Directors. Action by written consent has the same force and effect as a unanimous vote of the Directors.

     SECTION 4.16.  Executive Committees.  (a) The Board of Directors may create
                    --------------------
one or more committees to serve at its pleasure by resolution adopted by a majority of the number of Directors then in office when a quorum is present. Each committee shall consist of two or more Directors, appointed by a majority vote of the Directors then in office. The Board of Directors may appoint one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of such committee. Each member (and alternate member) of any such committee shall hold office until a successor has been designated and qualified or until such member (or alternate member) ceases to be a Director.

     (b) Any executive committee may, among other things, to the extent permitted by applicable law and provided in any resolution of the Board of Directors, approve Securitization Agreements and other agreements and financings and transactions by the Corporation and establish eligibility criteria and admit Members. Also, any executive committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors, except with respect to the following actions:

     (1) The approval of any action for which the approval of the Members or a majority of all Members is required by law;

     (2) The filling of vacancies on the Board of Directors or in any committee that has the authority of the Board of Directors;

     (3) The fixing of compensation of the Directors for serving on the Board of Directors or on any committee;

     (4)  The amendment or repeal of By-Laws or the adoption of new By-Laws;

     (5) The amendment or repeal of any resolution of the Board of Directors which by its express terms is not amendable or repealable;

     (6) The appointment of committees of the Board of Directors or their members; and

     (7) The expenditure of corporate funds to support a nominee for Director after there are more people nominated for Director than can be elected.

     (c) Any committee created by the Board of Directors may meet at such place, at such date and upon such notice, if any, as such committee shall determine from time to time. Such committee shall keep a record of its proceedings and shall report any such proceedings to the Board of Directors at the first meeting of the Board following any such proceedings.

     (d) Except as may be otherwise provided in the resolution designating any such committee, at all meetings of any such committee the presence of such members (or alternate members) of such committee constituting a majority of the total authorized membership of such committee, but in no event less than two, shall constitute a quorum for the transaction of business. The act of the majority of the members (or alternate members) of such committee present at any meeting at which a quorum is present, but in no event less than two, shall be the act of such committee. Any action required or permitted to be taken at any meeting of any such committee may be taken without a meeting, if all members of such committee (and such alternates as may be required to replace any disqualified members of such committee) shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of such committee. The members (or alternate members) of any such committee shall act only as a committee, and the individual members (or alternate members) of such committee shall have no power as such.

     (e) Any member (and any alternate member) of any committee may resign at any time by delivering a written notice of resignation signed by such member (or alternate member) to the Board of Directors. Such resignation shall take effect upon acceptance thereof by resolution adopted by a majority of the whole Board of Directors.

     (f) Any member (and any alternate member) of any committee may be removed at any time, with or without cause, by resolution adopted by a majority of the whole Board of Directors.

     (g) If any vacancy shall occur in any such committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) of such committee shall continue to act, if they are at least two in number, and any such vacancy may be filled by resolution adopted by a majority of the whole Board of Directors.

     SECTION 4.17.  Resignation of Directors.  Any Director may resign effective
                    ------------------------
upon written notice to the Chairman of the Board, any Vice Chairman, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for the effectiveness of the resignation. If a resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     SECTION 4.18.  Removal of Directors.  Any or all Directors may be removed
                    --------------------
without cause. If the Corporation has fewer than 50 Members, the removal shall be approved by an affirmative vote or written ballot of a majority of the votes entitled to be cast. If the Corporation has 50 or more Members, the removal shall be approved or ratified by the affirmative vote of a majority of the votes represented and voting at a duly held meeting at which a quorum is present or by written ballot, or by the affirmative vote or written ballot of any greater proportion of the votes as required in these By-Laws or by law.

     SECTION 4.19.  Cause of Vacancies on Board.  Vacancies on the Board of
                    ---------------------------
Directors shall exist on the death, resignation, or removal of any Director; whenever the number of Directors is increased; whenever the Board of Directors declares an office vacant pursuant to Section 4.20 of these By-Laws; and on the
                                      ------------
failure of the Members to elect the full number of Directors authorized.

     SECTION 4.20.  Declaration of Vacancies.  The Board of Directors may
                    ------------------------
declare vacant the office of any Director whose eligibility for election has ceased, who has been declared of unsound mind by a final order of court, or who is convicted of a felony.

     SECTION 4.21.  Filling Vacancies on Board.  Except for vacancies created by
                    --------------------------
removal of a Director pursuant to Section 4.18 of these By-Laws, vacancies may
                                  ------------
be filled by approval of the Board of Directors or, if the number of Directors then in office is less than a quorum, by (1) the unanimous written consent of the Directors then in office, (2) the affirmative vote of a majority of the Directors then in office at a meeting held pursuant to notice or waivers of notice in accordance with Section 4.11 of these By-Laws, or (3) the sole
                          ------------
remaining Director. Vacancies created by the removal of a Director may be approved only by approval of the Members pursuant to Section 12224 of the Corporations Code. The Members may elect a Director at any time to fill any vacancy not filled by the Directors.

     SECTION 4.22.  Indemnification of Directors.  (a) Right to Indemnification.
                    ----------------------------
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee or agent or in any other capacity while serving as a Director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by California law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided,
                                                               --------
however, that, except as provided in paragraph (b) hereof with respect to
-------
proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided,
                                                                   --------
however, that if California law requires, the payment of such expenses incurred
-------
by a Director in his or her capacity as a Director (and not in any other capacity in which service was or is rendered by such Director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Director to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Director is not entitled to be indemnified for such expenses under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of Directors.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under California law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in California law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested Directors or otherwise.

     (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under California law.

                                   ARTICLE V
                                   OFFICERS

     SECTION 5.1.  Titles.  The officers of the Corporation shall be a Chairman
                   ------
of the Board, one or more Vice Chairmen, a President, one or more Vice Presidents, a Secretary, a Chief Financial Officer, a Treasurer and any other officers with the titles and duties as determined by the Board of Directors and as may be necessary to enable it to sign instruments. The same person may hold any number of offices. The Chairman of the Board shall be elected from among the Board of Directors members elected by the membership of the Corporation.

     SECTION 5.2.  Duties of the Chairman of the Board.  The duties of the
                   -----------------------------------
Chairman of the Board are as follows: The Chairman shall preside at all meetings of the Members and of the Board of Directors and shall do and perform such other duties as from time to time may be assigned by the Board of Directors.

     SECTION 5.3.  Duties of the Vice Chairman.  The Vice Chairman shall perform
                   ---------------------------
the duties of the Chairman of the Board in the absence of the Chairman of the Board in the order of seniority, to wit, in the order of election to office, and shall respectively perform such other duties as from time to time may be assigned by the Board of Directors.

     SECTION 5.4.  Duties of the President.  The duties of the President are as
                   -----------------------
follows: The President shall be the Chief Executive Officer of the Corporation. Subject to the direction of the Board of Directors, the President shall have general charge of the business of the Corporation and shall keep the Board of Directors fully informed and shall freely consult with them concerning the business of the Corporation. The President may sign and execute all authorized bonds, contracts or other obligations in the name of the Corporation and, with the Secretary, may sign all membership certificates issued by the Corporation. The President shall perform the duties of any Vice Chairman in the absence of the Vice Chairmen and shall perform such other duties as may from time to time be assigned by the Board of Directors.

     SECTION 5.5.  Duties of the Vice Presidents.  The Vice Presidents shall
                   -----------------------------
perform the duties of the President in the absence of the President in the order of seniority, to wit, in the order of election to office, and shall respectively perform such other duties as may from time to time be assigned by the Board of Directors.

     SECTION 5.6.  Duties of the Secretary.  The Secretary shall keep the
                   -----------------------
minutes of all meetings of the Board of Directors and of the Members; shall attend to giving and certifying all notices of the Corporation; shall, if required, affix the seal of the Corporation to all contracts and documents executed by the proper corporate officer or officers; shall, subject to such provision as may be made by the Board of Directors, have charge of the membership certificate books, and such other books and papers as the Board of Directors may from time to time direct. The Secretary shall countersign all membership certificates of the Corporation and shall, in general, perform all the duties incident to the office of secretary of a corporation.

     SECTION 5.7.  Duties of the Chief Financial Officer.  The Chief Financial
                   -------------------------------------
Officer shall have general charge and supervision of the finances, investments, securities, obligations receivable and payable, contracts, books of account, accounting and auditing of the Corporation. The Chief Financial Officer shall keep the Board of Directors fully informed of the Corporation's financial condition and shall perform all acts incident to the position of chief financial officer of a corporation, subject to the control of the Board of Directors.

     SECTION 5.8.  Duties of the Treasurer.  The Treasurer shall have the day-
                   -----------------------
to-day charge and supervision of the finances, investments, securities, obligations receivable and payable, contracts, books of account, accounting and auditing of the Corporation. The Treasurer shall have custody of all the funds and securities of the Corporation which may come into his or her hands. The Treasurer shall keep the Board of Directors fully informed of the Corporation's financial condition and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board, any Vice Chairman, the President or the Chief Financial Officer.

     SECTION 5.9.  Appointment and Resignation.  The officers shall be chosen by
                   ---------------------------
the Board of Directors and serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. Any officer may resign at any time on written notice to the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     SECTION 5.10.  Compensation.  The Officers of the Corporation shall serve
                    ------------
without compensation except as otherwise approved by the Board of Directors of the Corporation and except that they shall be paid their actual and necessary expenses incurred in serving the Corporation.

     SECTION 5.11.  Indemnification of Officers.  (a) Right to Indemnification.
                    ---------------------------
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was an officer of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee or agent or in any other capacity while serving as a Director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by California law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except
                                                -----------------
as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if California law requires, the payment of
             -----------------
such expenses incurred by an officer in his or her capacity as an officer (and not in any other capacity in which service was or is rendered by such officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such officer is not entitled to be indemnified for such expenses under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of officers.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under California law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in California law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under California law.

                                  ARTICLE VI
                         CORPORATE RECORDS AND REPORTS

          SECTION 6.1.  Required Records.  The Corporation shall keep adequate
                        ----------------
and correct books and records of account and minutes of the proceedings of its Members,

Board of Directors, and committees of the Board of Directors. It shall also keep a record of the Members, including the names, addresses and class of membership. The minutes shall be kept in written form. Other books and records shall be kept either in written form or in any other form capable of being converted into written form.

          SECTION 6.2.  Annual Report.  (a) The Corporation shall promptly cause
                        -------------
the most recent annual financial report of the Corporation to be sent to each Member. The annual report shall be prepared no later than 120 days after the close of the Corporation's fiscal year.

          (b) The annual report shall contain in appropriate detail all of the following: (1) a balance sheet as of the end of the fiscal year, an income statement, and statement of changes in financial position for the fiscal year;
(2) a statement of the place where the names and addresses of the current Members are located; and (3) the statement required by Section 6.3 of these By-
                                                       -----------
Laws.

          (c) The annual report shall be accompanied by any pertinent report by independent accountants, or, if there is no such report, by the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation.

          SECTION 6.3.  Annual Statement of Transactions and Indemnifications.
                        -----------------------------------------------------
In addition to the annual report described in Section 6.2, the Corporation shall
                                              -----------
furnish annually to its Members and Directors a statement of the transactions and indemnifications to interested persons as required by law. If the Corporation does not issue an annual report pursuant to Section 6.2 of these By-
                                                        -----------
Laws, the statement shall be mailed or delivered to Members within 120 days after the close of the fiscal year.

                                  ARTICLE VII
                               INSPECTION RIGHTS

          SECTION 7.1.  Articles and By-Laws.  The Corporation shall keep at its
                        --------------------
principal office in California the original or a copy of its Articles and By-Laws as amended to date, which shall be open to inspection by the Members at all reasonable times during office hours. If the Corporation has no office in California, it shall furnish on the written request of any Member a copy of the Articles or By-Laws as amended to date.

          SECTION 7.2.  Books and Records.  The accounting books and records and
                        -----------------
minutes of proceedings of the Members, the Board of Directors, and committees of the Board of Directors shall be open to inspection on the written demand of any Member at any reasonable time, for a purpose reasonably related to that person's interests as a Member.

          Every Director has the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind, and to inspect the physical properties of the Corporation.

          SECTION 7.3.  Inspection of Membership List.  (a) Subject to the
                        -----------------------------
Corporation's right to set aside a Member's demand for inspection pursuant to
Section 12601 of the Corporations Code and the power of the court to limit inspection rights pursuant to Section 12602 of the Corporations Code, and unless the Corporation provides a reasonable alternative pursuant to Section 7.3(c) of
                                                              --------------
these By-Laws, a Member may do either or both of the following:

          (1) Inspect and copy the record of all the Members' names, addresses, and voting rights, at reasonable times, on making a written demand five business days in advance which states the purpose for which the inspection rights are requested;

          (2) Obtain from the Secretary, upon written demand and tender of a reasonable charge, a list of the names, addresses, and voting rights of those Members entitled to vote for the election of Directors, as of the most recent record date for which it has been compiled, or as of a date specified by the Member subsequent to the date of demand. The demand shall state the purpose for which the list is requested. The membership list shall be made available on or before the later of ten business days after the demand is received or after the date specified as the date as of which the list is to be compiled.

          (b) Any Member or Members possessing 5 percent or more of the voting power may demand the list for a purpose reasonably related to the Members' interests as Members. The Corporation may deny access if it reasonably believes that the information shall be used for another purpose or if it provides a reasonable alternative pursuant to Section 7.3(c) of these By-Laws.
                                   --------------

          (c) The Corporation may, within ten days after receiving a demand, deliver a written offer of an alternative method of achieving the purpose identified in the demand without providing access to or a copy of the membership list. An alternative method which reasonably and in a timely manner accomplishes the proper purpose set forth in a demand made pursuant to Section 7.3(a) of
                                                          --------------
these By-Laws shall be a reasonable alternative, unless the Corporation fails to do the things which it offered to do within a reasonable time after acceptance of the offer. Any rejection of the offer shall be in writing and indicate the reasons the proposed alternative does not meet the proper purpose of the demand.

                                 ARTICLE VIII
                            PATRONAGE DISTRIBUTIONS

          SECTION 8.1.  Time and Manner of Distribution.  Prior to the fifteenth
                        -------------------------------
day of the ninth month following the close of the Corporation's taxable year, the Corporation shall be required to pay a Patronage Dividend as defined in
Section 1388(a) of the Code (as defined in Article XI) to each Seller (or former
                                           ----------
Seller) equal to that portion of the net earnings of the Corporation that bears the same ratio to total net earnings as the total discounts or other items in the nature of interest paid by such Seller pursuant to such Seller's Securitization Agreement and attributable to such taxable year bears to the total discounts or other items in the nature of interest paid by all Sellers pursuant to all Securitization Agreements attributable to such taxable year.
Net earnings of the Corporation for the purpose of this section shall mean the excess of income over expense as determined for federal income tax purposes. At least twenty percent of any Patronage Dividend shall be paid in cash. The balance of any Patronage Dividend may be paid through the issuance of a qualified written notice of allocation as provided in Section 1388(c) of the Code. Subject to the foregoing, the time and manner of patronage distributions shall be determined on an annual basis by the Board of Directors.

          SECTION 8.2.  Income Tax Consent.  (a) Membership in the Corporation
                        ------------------
shall, without any further action by the Member, constitute a Member's consent to include in income at its stated dollar amount as provided in Section 1385(a) of the Code, any distributions with respect to his patronage which are made in the form of a qualified written notice of allocation as defined in Section 1388(c) of the Code and any qualified per-unit retain certificates as defined in
Section 1388(h) of the Code which are made in the form of written notices. The Member shall include in income the stated amount of such written notices of allocation or of per-unit retain certificates in the taxable year that such written notice is received by such Member.

          (b) Each Seller who is not a Member shall sign a consent to include in income any amounts set forth in a qualified written notice of allocation or a qualified per-unit retain certificate in the same manner and under the same conditions as set forth in Section 8.2(a) above relating to Members.

                                  ARTICLE IX
                                   AMENDMENT

          SECTION 9.1.  Amendment of By-Laws.  These By-Laws may be amended at
                        --------------------
any time, and from time to time, in any manner prescribed by applicable law; provided that Section 1.2 will not be amended without the approval of at least
              -----------
75% of the Members and of the Associate Members.

                                   ARTICLE X
                                CONFIDENTIALITY

          SECTION 10.1.  Confidentiality.  Each Member and Associate Member
                         ---------------
shall, and shall cause its Affiliates to, by virtue and in consideration of becoming and being a Member or Associate Member, keep, hold and maintain the strict confidentiality of the Articles of Incorporation, By-Laws, Securitization Agreements, Member lists and identification, and all agreements, instruments and information relating thereto or otherwise transmitted to a Member or Associate Member (or any Affiliate thereof) in connection with being or becoming a Member, Associate Member or Seller, and each Member and Associate Member shall use its best efforts to cause its Affiliates, and the directors, officers, partners, employees, agents and representatives of such Member and its Affiliates, to keep, hold and maintain such strict confidentiality, except, in each case, as and to the extent required by applicable law. In the event that any Member, Affiliate of a Member or Associate Member, or any other person required to maintain strict confidentiality under this Section 10.1 is required by
                                           ------------
applicable law to disregard such strict confidentiality it will, prior to making any disclosure required by applicable law, so notify the Corporation of the law and the reasons therefor, so that the Corporation, if considered in the best interests of the Corporation, can seek an appropriate protective order or similar arrangement so as to protect such strict confidentiality.

          SECTION 10.2.  Further Actions.  Each Member and Associate Member
                         ---------------
agrees (and agrees to cause its Affiliates) to take all actions reasonably requested by the Corporation to effectuate and implement Section 10.1, subject
                                                         ------------
to applicable law. Each Member and Associate Member, on behalf of themselves and their Affiliates, agrees and acknowledges that the Corporation may, at its option, apply for injunctive or other equitable relief to enforce its rights and interests under Section 10.1.
                ------------

                                   ARTICLE XI

                              CERTAIN DEFINITIONS

          "Affiliate", with respect to any person, means any subsidiary of such
           ---------
person, or any "affiliate" or "associate" of such person, as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934.

          "Asset Interests" means whole or undivided percentage interests in, or
           ---------------
interests in pools of, accounts, chattel paper, instruments and general intangibles, which interests are purchased by, or are securing financing by, the Corporation pursuant to Securitization Agreements.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and references to particular sections of the Code shall refer to such sections, as amended (or any successor provisions, as determined by the Board of Directors).

          "Outside Director" shall mean any Director of the Corporation who is
           ----------------
not a director, officer or employee of any of the following: (a) the Corporation, (b) the Servicing Agent, (c) any Member, (d) any provider of a credit facility to the Corporation evidenced by a credit or loan agreement, (e) any Seller or (f) any Affiliate of any of the foregoing. For the purposes of the immediately preceding sentence, the term "affiliate" with respect to the Servicing Agent, means any company that controls, is controlled by, or is under common control with, the Servicing Agent, and the term "control" has the meaning set forth in Section 225.2(d)(1) of Regulation Y of the Board of Governors of the Federal Reserve System, as amended from time to time.

          "Reserve" shall mean, as to any particular Seller, the "loss reserve"
           -------
established with respect to the Asset Interest(s) purchased or acquired by the Corporation pursuant to the Securitization Agreement between the Corporation and such Seller.

          "Securitization Agreement" shall mean, the agreement pursuant to which
           ------------------------
the Seller thereunder agrees to sell Asset Interest(s) to the Corporation or to grant a security interest in Asset Interest(s) to secure loans made by the Corporation to such Seller, as amended from time to time.

          "Securitized Assets" shall mean, with respect to any Seller, an amount
           ------------------
equal to the sum of: (a) the unrecovered invested amount with respect to Asset Interests purchased by the Corporation from such Seller and (b) the outstanding principal amount of any loans made by the Corporation to such Seller, in each case, under the Securitization Agreement to which such Seller is party.

          "Seller" shall mean, as to any Securitization Agreement, the party
           ------
thereto who agrees to sell Asset Interest(s) to the Corporation or to grant a security interest in Asset Interest(s) to secure loans made by the Corporation to such party.

          "Servicing Agent" shall have the meaning given such term in Section
           ---------------                                            -------
1.3.
---

          "Servicing Agent Agreement" shall have the meaning given such term in
           -------------------------
Section 1.3.
-----------

                       EXHIBIT B to Membership Agreement

                           CERTIFICATE OF MEMBERSHIP
                                    No. 59

                 ASSET SECURITIZATION COOPERATIVE CORPORATION

Incorporated under the California Consumer Cooperative Corporation Law September 26, 1988

THIS CERTIFIES THAT UNISOURCE WORLDWIDE, INC. is the record holder of a membership in

             ASSET SECURITIZATION COOPERATIVE CORPORATION ("ASCC")

with all rights and privileges of a Member and subject to all conditions and limitations applicable to a Member set forth in the Articles of Incorporation and the By-laws. ASCC is a California Consumer Cooperative Corporation. Upon written request to ASCC's principal office at 425 Lexington Avenue, 7th Floor, New York, New York 10017, Attention: President, ASCC will furnish, without charge, the Articles of Incorporation, By-laws, and information concerning the restrictions on the transfer of a membership, the conditions of levying fees, dues and assessments, the amount and nature of services to be contributed by members, the conditions under which memberships are redeemable, and the rules by which the voting power and proprietary rights of members are to be determined. Neither this Certificate of Membership nor the interests represented hereby (i) have been registered under the Securities Act of 1933, as amended, or any state securities laws or (ii) may be sold, assigned or transferred unless registered thereunder or unless exemptions from such registration shall be available.

WITNESS the signatures of ASCC's duly authorized officers:


                                   ____________________
                                   Secretary


                                   ____________________
                                   President

Dated:  October 1, 1997

                       EXHIBIT C to Membership Agreement

                 ASSET SECURITIZATION COOPERATIVE CORPORATION

                            MEMBER ACKNOWLEDGEMENT

     The undersigned is the duly elected and qualified _________ of Unisource Worldwide, Inc. (the "Member"), a Member in Asset Securitization Cooperative Corporation, a California consumer cooperative corporation ("ASCC"), and acknowledges the following:

     1. The Member has received a copy of the Articles of Incorporation and the By-laws of ASCC.

     2. The Member acknowledges that by the terms of the Membership Agreement, dated as of the date hereof, between the Member and ASCC, ASCC's By-laws and any amendments thereto constitute a part of such Membership Agreement.

     3. The Member hereby consents to include in income, at its stated dollar amount as provided in Section 1385(a) of the Internal Revenue Code of 1986, as amended (the "Code"), any distributions with respect to its patronage which are made in the form of a qualified written notice of allocation as defined in
Section 1388(c) of the Code and any qualified per-unit retain certificates as defined in Section 1388(h) of the Code which are made in the form of written notices. The Member shall include in income the stated amount of such written notices of allocation or of per-unit retain certificates in the taxable year that such written notice is received by the Member.

                                   UNISOURCE WORLDWIDE, INC.


                                   By:  ____________________
                                        Name:
                                        Title:

Dated:  October 1, 1997

                                                                       EXHIBIT E

                        Form of Notice to Lock-Box Bank
                        -------------------------------

                                                       __________, 19__

[Name of Lock-Box Bank]
[Address]
Ladies and Gentlemen:

          Pursuant to that certain letter agreement among us, dated __________ ___, 19__ (the "Agreement"), we hereby notify you that Unisource Worldwide, Inc., a Delaware corporation ("Unisource"), has transferred exclusive ownership and control of Unisource's lock-box account[s] no[s]. __________ maintained with you (the "Lock-Box Accounts") to Canadian Imperial Bank of Commerce ("CIBC"), as Servicing Agent (the "Servicing Agent") under the Receivables Sale Agreement dated as of October 1, 1997 among for Asset Securitization Cooperative Corporation, Unisource, Portfolio Receivables LLC (the "Seller") and the Servicing Agent, and under the Receivables Sale Agreement dated as of October 1, 1997 among CIBC, Unisource and the Seller.

          Attached hereto is an incumbency certificate establishing that the person signing below on behalf of the Servicing Agent is duly authorized, and indicating the names of other officers of the Servicing Agent who are authorized, to give you instructions pursuant to the Agreement.

          By signing the Agreement, Unisource has agreed that, pursuant to the terms of the Agreement, the Servicing Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box Accounts, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box Accounts.

                                   Very truly yours,


                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Servicing Agent


                                   By:  ________________________
                                        Authorized Signatory

                                   Address:
                                        425 Lexington Avenue
                                        New York, New York 10017

                                                            EXHIBIT F

                          Form of Lock-Box Agreement
                          --------------------------

                                              __________, 19__

[Name and Address of Lock-Box
Bank]
Ladies and Gentlemen:

     We refer to lock-box account[s] no.[s]. __________ maintained with you (the "Lock-Box Account[s]") by us, Unisource Worldwide, Inc. ("Unisource"). We have entered into certain agreements with Canadian Imperial Bank of Commerce (the "Servicing Agent") which require the execution and delivery of this agreement by you.

     By signing this agreement, you agree that on and after delivery to you of a letter in the form of Attachment A hereto (the "Letter"), the Lock-Box Account[s] shall, on the terms provided herein, be maintained by you for the benefit of, and the amounts from time to time therein held by you as agent for, the Servicing Agent under the Receivables Sale Agreement dated as of October 1, 1997 among Asset Securitization Cooperative Corporation, Unisource, [Name of Seller] (the "Seller") the Servicing Agent and the Receivables Sale Agreement dated as of October 1, 1997 among Canadian Imperial Bank of Commerce, Unisource, the Seller and the Servicing Agent. Until the time of delivery of the Letter, the Lock-Box Account[s] are to be processed in accordance with the standard procedures currently in effect. All customary service charges and fees with respect to the Lock-Box Account[s] shall be payable by Unisource as currently arranged or, after delivery of the Letter to you, by debit to the Lock-Box Account[s] as described below.

     Upon delivery to you of the Letter, the Lock-Box Account[s] shall be under the sole dominion and control of the Servicing Agent and all instructions thereafter regarding the Lock-Box Account shall be delivered only by the Servicing Agent.

     Instructions from the Servicing Agent may include, but shall not be limited to:

     (a) Notice of the establishment of a concentration account into which all moneys collected in the Lock-Box Account[s] shall thereafter be transferred. Such transfers will be in accordance with your availability of funds procedures applicable to Unisource and will encompass all collected deposits less any deductions for returned items. Transfers between the Lock-Box Account[s] and the concentration account may be carried out using either Fed wire transfers or ACH (Automated Clearing House) entries.

     (b) A requirement that duplicate monthly bank statements for the Lock-Box Account[s] and the concentration account be mailed directly to an address specified by the Servicing Agent.

     By signing this agreement, you agree that you shall not make any charges or debits to the Lock-Box Account[s], or exercise any right of set-off or banker's lien with respect thereto except as provided herein. Unisource and the Servicing Agent agree that you may debit the Lock-Box Account[s] for any items deposited in the Lock-Box Account[s] which may be returned or otherwise not collected, and, after delivery to you of the Letter, for your standard and customary fees in connection with the maintenance of the Lock-Box Account[s].

     Any notice provided for in this agreement may be personally delivered, sent by telex, facsimile or U.S. mail, certified return receipt requested, to the address, telex or facsimile number set forth under the signature to this agreement of the party to be notified (or to such other address, telex or facsimile number as shall be designated in writing by such party to all other parties to this agreement). All notices shall be effective upon receipt.
Notice from the Servicing Agent will be signed by an authorized signatory thereof as confirmed in the incumbency certificate sent to you together with the Letter.

     You may terminate this agreement only upon thirty days' prior written notice to that effect to the Servicing Agent. After such termination, incoming mail addressed to any closed lock-box(es) shall be forwarded in accordance with the Servicing Agent 's instructions. This agreement may also be terminated upon written notice to you by the Servicing Agent. Except as otherwise provided in this paragraph, this agreement may not be terminated or amended without the prior written consent of the Servicing Agent.

     This agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto, but it may not be assigned in whole or in part by any party without the prior written consent of the other parties.

                                   Very truly yours,

                                   UNISOURCE WORLDWIDE, INC.


                                   By:  ________________________
                                        Name:
                                        Title:

                                   Address:
                                   740 Springdale Drive
                                   Exton, Pennsylvania 19341

Agreed to:

CANADIAN IMPERIAL BANK OF COMMERCE


By:  ______________________________
     Authorized Signatory

Address:
425 Lexington Avenue
New York, New York 10017

[LOCK-BOX BANK]


By:  ______________________________
     Name:
     Title:

Address:

                                                         Attachment A to Form of
                                                            Lock-Box Agreement

                        Form of Notice to Lock-Box Bank
                        -------------------------------

                                                  __________, 19__

[Name of Lock-Box Bank]
[Address]
Ladies and Gentlemen:

     Pursuant to that certain letter agreement among us, dated __________ ___, 19__ (the "Agreement"), we hereby notify you that Unisource Worldwide, Inc., a Delaware corporation ("Unisource"), has transferred exclusive ownership and control of Unisource's lock-box account[s] no[s]. __________ maintained with you (the "Lock-Box Accounts") to Canadian Imperial Bank of Commerce ("CIBC"), as Servicing Agent (the "Servicing Agent") under the Receivables Sale Agreement dated as of October 1, 1997 among for Asset Securitization Cooperative Corporation, Unisource, Portfolio Receivables LLC (the "Seller") and the Servicing Agent, and under the Receivables Sale Agreement dated as of October 1, 1997 among CIBC, Unisource and the Seller.

     Attached hereto is an incumbency certificate establishing that the person signing below on behalf of the Servicing Agent is duly authorized, and indicating the names of other officers of the Servicing Agent who are authorized, to give you instructions pursuant to the Agreement.

     By signing the Agreement, Unisource has agreed that, pursuant to the terms of the Agreement, the Servicing Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box Accounts, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box Accounts.

                                   Very truly yours,

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Servicing Agent


                                   By:  ________________________
                                        Authorized Signatory

                                   Address:
                                        425 Lexington Avenue
                                        New York, New York 10017

                                                            EXHIBIT G

                      Form of Receivables Activity Report
                      -----------------------------------

                                                            EXHIBIT H

                      Form of Consent and Acknowledgement
                      -----------------------------------

                          Consent and Acknowledgement
                          ---------------------------

                                        Dated as of October 1, 1997

Asset Securitization Cooperative Corporation
425 Lexington Avenue
New York, New York 10017

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017

          Re:  Receivables Sale Agreement

Ladies and Gentlemen:

          Reference is hereby made to (a) the Receivables Sale Agreement dated as of October 1, 1997, as amended from time to time (the "ASCC Sale Agreement"), among Portfolio Receivables LLC (the "Seller"), Unisource Worldwide, Inc. ("Unisource"), Asset Securitization Cooperative Corporation (the "Primary Purchaser") and Canadian Imperial Bank of Commerce (the "Servicing Agent"), (b) the Receivables Sale Agreement dated as of October 1, 1997, as amended from time to time (the "CIBC Sale Agreement"; and, together with the ASCC Sale Agreement, the "Sale Agreements"), among the Seller, Unisource, Canadian Imperial Bank of Commerce (the "Secondary Purchaser"; and, together with the Primary Purchaser, the "Purchasers") and the Servicing Agent, and (c) the Receivables Purchase Agreement dated as of October 1, 1997, as amended from time to time (the "Receivables Purchase Agreement"), among the Seller and Unisource. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Sale Agreements and the Receivables Purchase Agreement. This is the Consent and Acknowledgement referred to in the Sale Agreements.

          Unisource (a) acknowledges receipt of executed copies of the Sale Agreements and agrees that such copies constitute adequate notice of all matters contained therein and consents to the execution and delivery thereof and the performance of all matters contained therein of all of the transactions provided for therein, including, without limitation, the sale, assignment and transfer, from time to time by the Seller to the Purchasers pursuant to the Sale Agreements of Ownership Interests in the Receivables purchased by the Seller from Unisource pursuant to the Receivables Purchase Agreement; (b) agrees to pay all amounts due or to become due from Unisource under the Receivables Purchase Agreement and (c) agrees to perform and comply with all the terms and provisions of the Receivables Purchase Agreement required to be performed or complied with by Unisource. Unisource (i) expressly understands that the Seller will sell to the Purchasers an Ownership Interest in the Receivables to be sold by Unisource to the Seller, (ii) expressly acknowledges the provisions of the Receivables Purchase Agreement setting forth its obligations are for the benefit of the Purchasers and the Servicing Agent and (iii) consents and agrees that the Purchasers and the Servicing Agent shall be third party beneficiaries of such obligations of Unisource and shall be entitled to enforce the obligations of Unisource to the Seller as if the Purchasers and the Servicing Agent were parties to the Receivables Purchase Agreement. The Seller hereby expressly consents and agrees to such enforcement by the Purchasers or the Servicing Agent and agrees to take such actions and execute such documents and instruments in furtherance of such enforcement as may be requested by the Purchasers or the Servicing Agent.

          Unisource hereby repeats and reaffirms for the benefit of the Purchasers and the Servicing Agent the representations and warranties of Unisource in the Receivables Purchase Agreement with the same force and effect as though such representations and warranties were set forth herein and represents and warrants that they are true and correct as of the date hereof. Unisource hereby repeats and reaffirms for the benefit of the Purchasers and the Servicing Agent the representations and warranties set forth in Section 9.1(a),
(b), (c), (d), (e), and (l) of the Sale Agreements with the same force and effect as though such representations and warranties were set forth herein and represents and warrants that they are true and correct as of the date hereof; provided, however, that all references in such representations and warranties to
--------  -------
the Seller shall be deemed to be Unisource. Unisource hereby represents and warrants that, except as set forth in Schedule A hereto (as such Schedule A may be amended from time to time through the delivery of an amended Schedule A to the Seller, the Purchasers and the Servicing Agent), Unisource (a) does not conduct or transact business in any jurisdiction under any assumed name, fictitious name, trade name, alternate corporate name or other like name (each a "Trade Name"), and (b) has not made any filing or application with or otherwise sought the approval of any governmental authority with respect to the use by Unisource of a Trade Name in any jurisdiction.

          Unisource hereby covenants and agrees with the Purchasers and the Servicing Agent that until the Investment is reduced to zero it will comply with its covenants contained in the Receivables Purchase Agreement.

          Unisource hereby acknowledges that neither the Purchasers nor the Servicing Agent shall have any duty, obligation or liability, primarily or secondarily, of any nature whatsoever under or with respect to the Receivables Purchase Agreement or the Receivables sold pursuant thereto.

          This Consent and Acknowledgement shall be binding upon Unisource and its successors and assigns and shall inure to the benefit of and be enforceable by each of the Purchasers, the Servicing Agent, the Seller and each of their respective successors and assigns. No term or provision of this Consent and Acknowledgement may be amended, changed, waived, discharged or terminated orally, but only by an instrument signed by Unisource, the Seller, the Purchasers and the Servicing Agent. No failure, delay or forbearance on the part of the Purchasers or the Servicing Agent in exercising any right, power and privilege hereunder or under the Receivables Purchase Agreement shall operate as a waiver thereof, nor as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder or under the Sale Agreement preclude any other or further exercise or nay other right, power or privilege. All rights, powers and remedies of the Purchasers and the Servicing Agent hereunder and under the Sale Agreement are cumulative and may be enforced concurrently and from time to time and are not exclusive or nay other rights, powers or remedies provided by law or otherwise. Any provision of this Consent and Acknowledgement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. THIS CONSENT AND ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS IN RESPECT HEREOF SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          In accordance with the terms of the Sale Agreement (but not otherwise), the Servicing Agent is hereby authorized to take control of all funds representing Collections in respect of Receivables in which a Purchaser has purchased an Ownership Interest pursuant to the related Sale Agreement deposited from time to time in the Lock-Boxes (by delivery to the Lock-Box Banks notices in the form of Exhibit E to the Sale Agreement). Unisource hereby transfers to the Servicing Agent the exclusive dominion and control of each Lock-Box to which Obligors on Receivables make payments subject to the terms of the Sale Agreements and the applicable Lock-Box Agreement, such transfer to be effective, with respect to any Lock-Box, upon delivery to the applicable Lock-Box Bank of notice, whether of the kind described above or otherwise describing the transfer contemplated herein. Unisource shall take such further action as any Purchaser or the Servicing Agent, or any assignee of either thereof, may reasonably request to effect such transfer. In case any authorized signatory of Unisource whose signature shall appear on any notice described in this paragraph shall cease to have such authority before the delivery of such notice, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. The Purchasers and the Servicing Agent may also, with respect to the Receivables and the Obligors thereof, take all other actions described in the Sale Agreements.

          Unisource hereby agrees that it will not institute against the Primary Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes or medium-term notes issued by the Purchaser shall have matured.

     IN WITNESS WHEREOF, Unisource has caused this Consent and Acknowledgement to be duly executed and delivered by a proper and duly authorized officer as of the date and year first above written.


                                   UNISOURCE WORLDWIDE, INC.


                                   By:  _________________________
                                        Authorized Signatory

Consented and Agreed to:

[NAME OF SELLER]


By:  _________________________
     Authorized Signatory

ASSET SECURITIZATION
  COOPERATIVE CORPORATION, as
  Primary Purchaser


By:  _________________________
     Name:
     Title:

CANADIAN IMPERIAL BANK OF
  COMMERCE, as Secondary Purchaser
  and as Servicing Agent


By:  _________________________
     Authorized Signatory

                 Schedule A to the Consent and Acknowledgement

                                  Trade Names
                                  -----------

                                                            EXHIBIT I

                            List of Lock-Box Banks
                            ----------------------

                                                            EXHIBIT J

                             Leverage Ratio Table
                             --------------------


-----------------------------------------------------------------------------------------------
               Leverage Ratio                          Long-Term Unsecured Debt Rating
               --------------                          -------------------------------
-----------------------------------------------------------------------------------------------
Less than or equal to 30%                      A3 or better from Moody's Investors Service,
                                                 Inc.
                                               A- or better from Standard & Poor's
-----------------------------------------------------------------------------------------------
Greater than 30% but less than or equal to     Baa1 from Moody's Investors Service, Inc.
 45%                                           BBB+ from Standard & Poor's
-----------------------------------------------------------------------------------------------
Greater than 45% but less than or equal to     Baa2 from Moody's Investors Service Inc.
 50%                                           BBB from Standard & Poor's
-----------------------------------------------------------------------------------------------
Greater than 50%                               Less than Baa2 from Moody's Investors Service,
                                                 Inc.
                                               Less than BBB from Standard & Poor's
-----------------------------------------------------------------------------------------------

                                                            EXHIBIT K


                                   Divisions
                                   ---------

                                                            EXHIBIT L

              Regional Offices Where Accounting Records Are Kept
              --------------------------------------------------